File No. 333-144791

      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 24, 2007

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [1]

                        Post-Effective Amendment No. [ ]

                         MORGAN KEEGAN SELECT FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                               MORGAN KEEGAN TOWER
                              50 NORTH FRONT STREET
                            MEMPHIS, TENNESSEE 38103
                    (Address of Principal Executive Offices)

                                 (901) 524-4100
                  (Registrant's Area Code and Telephone Number)

                              ALLEN B. MORGAN, JR.
                               MORGAN KEEGAN TOWER
                              50 NORTH FRONT STREET
                            MEMPHIS, TENNESSEE 38103
                     (Name and Address of Agent for Service)

                                  With copy to:

                              ARTHUR J. BROWN, ESQ.
                 KIRKPATRICK & LOCKHART PRESTON GATES ELLIS LLP
                                1601 K STREET, NW
                              WASHINGTON, DC 20006
                       __________________________________

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.
________________________________________________________________________________

It is proposed that this Registration Statement will become effective on August 22, 2007 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of securities being registered: Class A, Class C, and Class I shares of capital stock in the series of the registrant designated as the Regions Morgan Keegan Select Short Term Bond Fund.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 333-66181 and 811-09079).

                         MORGAN KEEGAN SELECT FUND, INC.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

    Cover Sheet

    Contents of Registration Statement

    Letter to Shareholders

    Notice of Special Meeting

    Part A - Proxy Statement/Prospectus

    Part B - Statement of Additional Information

    Part C - Other Information

    Signature Page

    Exhibits

                       REGIONS MORGAN KEEGAN SELECT FUNDS
               REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND

                              50 North Front Street
                            Memphis, Tennessee 38103

August [  ], 2007

Dear Shareholder:

Enclosed is a notice of a Special Meeting of Shareholders of Regions Morgan Keegan Select Limited Maturity Fixed Income Fund ("Limited Maturity"), a series of Regions Morgan Keegan Select Funds ("Trust"), to be held at the Trust's offices, 50 North Front Street, Memphis, Tennessee 38103 on September 27, 2007 at 11:00 a.m. Central Time ("Meeting"). At the Meeting, the shareholders of Limited Maturity will be asked to approve the proposal described below.

The Trust's Board of Trustees ("Board of Trustees") has called the Meeting to request shareholder approval of the reorganization of Limited Maturity into Regions Morgan Keegan Select Short Term Bond Fund ("Short Term Bond"), which is a series of Morgan Keegan Select Fund, Inc., another open-end, series investment company in the Regions Morgan Keegan Select fund family. The Board of Trustees, on behalf of Limited Maturity, recommends approval of the reorganization. We believe that the reorganization of Limited Maturity will benefit shareholders because it is estimated that the net annual operating expense ratio for each class of shares of Short Term Bond, immediately following the reorganization, will be lower than that of the corresponding class of shares of Limited Maturity immediately before the reorganization. Both Limited Maturity and Short Term Bond are managed by Morgan Asset Management, Inc.

We note that the reorganization is expected to be a tax-free transaction for federal income tax purposes. No sales charges or other fees will be imposed on shareholders in connection with the tax-free exchange of their shares. If approved, the proposed reorganization would take place on or about October 5, 2007.

The attached Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus contain detailed information about the matters to be considered at the Meeting. Please read the enclosed materials carefully before you vote.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOUR VOTE IS NEEDED. PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S). You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from a Morgan Keegan representative, reminding you to vote your shares.

If you have any questions about the proposal or how to vote your shares please call 800-564-2188.

                                            Very truly yours,


                                            /s/ Brian B. Sullivan

                                            Brian B. Sullivan
                                            President of Regions Morgan Keegan
                                            Select Funds

                              QUESTIONS AND ANSWERS

Q. WHY DID I GET THIS DOCUMENT?

A. Regions Morgan Keegan Select Limited Maturity Fixed Income Fund ("Limited Maturity"), a series of Regions Morgan Keegan Select Funds, is conducting a Special Meeting of Shareholders scheduled to be held on Thursday, September 27, 2007 to vote on the proposed reorganization of Limited Maturity into Regions Morgan Keegan Select Short Term Bond Fund ("Short Term Bond"), a series of Morgan Keegan Select Fund, Inc., another open-end, series investment company in the Regions Morgan Keegan Select fund family. You are receiving this document because as of [ ], 2007, you were a shareholder of Limited Maturity and are entitled to vote your shares of the Fund at the meeting.

Q. WHAT IS THIS DOCUMENT?

A. This document is a proxy statement for Limited Maturity and a prospectus for Short Term Bond. This Combined Proxy Statement and Prospectus contains information that shareholders of Limited Maturity should know before voting on the proposed reorganization. You should retain this document for future reference.

Q. WHAT IS THE REORGANIZATION?

A. If approved, Short Term Bond would acquire all of the assets of Limited Maturity in exchange solely for the assumption of all of the liabilities of Limited Maturity and the issuance of shares of Short Term Bond to be distributed pro rata by Limited Maturity to its shareholders in complete liquidation and termination of Limited Maturity.

Q. HOW WILL THIS AFFECT ME AS A SHAREHOLDER?

A. If approved, shareholders of Limited Maturity will become shareholders of Short Term Bond. No sales charges or other fees will be imposed in connection with the reorganization. The procedures for purchasing, redeeming and exchanging shares are identical, except as specifically noted in Appendix C.

Q. AFTER THE REORGANIZATION, WILL I OWN THE SAME NUMBER OF SHARES?

A. The aggregate value of your investment will not change as a result of the reorganization. It is likely, however, that the number of shares you own will change because your shares will be exchanged at the net asset value per share of Short Term Bond at the date of the transaction, which will probably be different from the net asset value per share of Limited Maturity.

Q. WHAT IF I ALSO OWN SHARES OF SHORT TERM BOND?

A. If you own shares of both Limited Maturity and Short Term Bond, the shares exchanged in this reorganization will be added to your existing account so long as you have the same account number in each Fund.

Q. WILL MY EXPENSES INCREASE PURSUANT TO THE REORGANIZATION?

A. No. One of the benefits of the reorganization is that the net annual operating expense ratio for each class of shares of Short Term Bond immediately following the reorganization will be lower than that of the corresponding class of shares of Limited Maturity immediately before the reorganization.

Q. WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

A. The reorganization is expected to be a tax-free transaction for federal income tax purposes. However, some of the assets transferred to Short Term Bond from Limited Maturity may be sold, which may result in the recognition of net capital gain that would be taxable to shareholders when distributed to them.

Q. HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A. The Board unanimously recommends that shareholders of Limited Maturity vote "FOR" the reorganization.

Q. WHO IS PAYING THE COSTS OF THE REORGANIZATION?

A. Morgan Asset Management, Inc., the investment adviser to Limited Maturity and Short Term Bond, has agreed to pay the costs associated with the reorganization. Limited Maturity and Short Term Bond will not bear any of these costs. However, there may be indirect expenses borne by the funds as a result of brokerage and similar expenses associated with any restructuring of the funds in connection with the reorganization.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by following the instructions on the enclosed proxy card(s).

IF YOU HAVE ANY QUESTIONS, PLEASE CALL MORGAN ASSET MANAGEMENT, INC., TOLL-FREE AT 800-564-2188.

                       REGIONS MORGAN KEEGAN SELECT FUNDS
         REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND

                              50 North Front Street
                            Memphis, Tennessee 38103
                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 27, 2007
                            ------------------------

To Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of Regions Morgan Keegan Select Limited Maturity Fixed Income Fund ("Limited Maturity"), a series of Regions Morgan Keegan Select Funds ("Trust"), will be held on Thursday, September 27, 2007, at 11:00 a.m. , Central Time, at the Trust's offices, 50 North Front Street, Memphis, Tennessee 38103, to consider the following proposals:

        1. To consider and approve an Agreement and Plan of Reorganization and Termination, in the form set forth in Appendix A to the attached Combined Proxy Statement and Prospectus, that provides for the reorganization of Limited Maturity into Regions Morgan Keegan Select Short Term Bond Fund, a series of Morgan Keegan Select Fund, Inc., another open-end, series investment company in the Regions Morgan Keegan fund family.

        2. To transact other business that may properly come before the Meeting or any adjournments thereof.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION.

The Fund's Board of Trustees has fixed the close of business on [ ], 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. You should read the Combined Proxy Statement and Prospectus attached to this notice prior to voting.

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

We request that you execute and return promptly in the enclosed envelope the accompanying proxy card(s), which are being solicited by the Board of Trustees of the Trust. Your vote is important for the purpose of ensuring a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Secretary of the Trust or by voting in person at the Meeting. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the Agreement and Plan of Reorganization and Termination.

To avoid the additional expense of further solicitation, we ask your cooperation in promptly mailing your proxy card(s) promptly, no matter how large or small your holdings may be.

                                            By order of the Board of Trustees,


                                            /s/ Charles D. Maxwell

                                            Charles D. Maxwell
                                            Secretary

August [  ],  2007

                     COMBINED PROXY STATEMENT AND PROSPECTUS
                                AUGUST [ ], 2007
             ------------------------------------------------------

                       REGIONS MORGAN KEEGAN SELECT FUNDS
         REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND

                              50 North Front Street
                            Memphis, Tennessee 38103
                                  800-564-2188

                                       AND

                         MORGAN KEEGAN SELECT FUND, INC.
                REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

                              50 North Front Street
                            Memphis, Tennessee 38103
                                  800-564-2188
            --------------------------------------------------------

This is a Proxy Statement for Regions Morgan Keegan Select Limited Maturity Fixed Income Fund ("Limited Maturity"), a series of Regions Morgan Keegan Select Funds ("Trust"), a Massachusetts business trust that is registered with the U.S. Securities and Exchange Commission ("SEC") as an open-end, series management investment company. This also is a Prospectus for Regions Morgan Keegan Select Short Term Bond Fund ("Short Term Bond"), a series of Morgan Keegan Select Fund, Inc. ("Company"), a Maryland corporation that is also registered with the SEC as an open-end, series management investment company. Both the Trust and the Company are part of the Regions Morgan Keegan Select fund family.

This Combined Proxy Statement and Prospectus (the "Proxy Statement/Prospectus") is being sent to shareholders of Limited Maturity in connection with the solicitation of proxies by the Board of Trustees of the Trust ("Board" or "Board of Trustees"), to be used at a Special Meeting of Shareholders of Limited Maturity to be held at the offices of the Trust located at 50 North Front Street, Memphis, Tennessee 38103 on September 27, 2007 at 11:00 a.m. Central Time, and any adjournments thereof (the "Meeting").

The proposals that are expected to come before the Meeting are:

               1. To consider and approve an Agreement and Plan of Reorganization and Termination (the "Reorganization Plan"), which provides for the reorganization of Limited Maturity into Short Term Bond.

               2.     To   transact   any   other   business,    not   currently
                      contemplated, that may properly come before the Meeting, in the discretion of the proxies or their substitutes.

Shareholders of record of Limited Maturity at the close of business on [ ], 2007 (the "Record Date") will be entitled to vote at the Meeting.

On the closing date of the reorganization contemplated by the Reorganization Plan, each shareholder of Limited Maturity will receive a number of full and fractional shares of the corresponding class of Short Term Bond equal in value to the full and fractional shares of Limited Maturity held by them on the closing date. The reorganization is expected to close on or about October 5, 2007, or on a later date the Trust decides upon ("Closing Date").

Morgan Asset Management, Inc. (the "Adviser") is the investment adviser for both Limited Maturity and Short Term Bond. The Adviser will continue to be the investment adviser for Short Term Bond after the Closing Date.

This Proxy Statement/Prospectus sets forth important information that you should know before voting on the Reorganization Plan. You should read and retain this Prospectus/Proxy Statement for future reference. Copies of the Proxy Statement/Prospectus are expected to be mailed to the shareholders of Limited Maturity beginning on or about August [ ], 2007.

--------------------------------------------------------------------------------
THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

     1. The Prospectus and Statement of Additional Information, each dated April 1, 2007, as may be supplemented from time to time, of the Trust with respect to Limited Maturity (File Nos. 033-44737 and 811-06511); and

     2. The Annual Report to Shareholders of the Trust with respect to Limited Maturity for the fiscal year ended November 30, 2006.

Copies of the above documents are available upon request, without charge, by contacting your Morgan Keegan Financial Advisor or by calling Morgan Keegan & Company, Inc., toll-free at 800-366-7426, your Regions Morgan Keegan Trust Administrator or by calling Regions Morgan Keegan Trust, toll-free at 877-757-7424 or by writing to Morgan Keegan & Company, Inc., 50 North Front Street, Memphis, TN 38103. These documents are also available on the Funds' website at WWW.RMKFUNDS.COM.

The Trust and the Company are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, they must file certain reports and other information with the SEC. You can copy and review information about the Trust and the Company at the SEC's Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices: Northeast Regional Office, 3 World Financial Center, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about the Trust and the Company are available on the EDGAR Database on the SEC's website at HTTP://WWW.SEC.GOV. You may obtain copies of this information from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates.

                                TABLE OF CONTENTS


SUMMARY........................................................................1
        The Proposed Reorganization............................................1
PROPOSAL:     APPROVAL OF THE REORGANIZATION PLAN..............................3
        Comparison of Investment Objectives, Policies and Strategies...........5
        Comparison of Principal Risk Factors...................................6
        Comparative Fee and Expense Tables.....................................8
        Example of Fund Expenses..............................................10
        Comparative Performance Information...................................10
        Capitalization........................................................13
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION...............................14
        Terms of the Reorganization Plan......................................14
        Description of the Securities to Be Issued............................14
        Reasons for the Reorganization........................................15
        Federal Income Tax Considerations.....................................17
ADDITIONAL INFORMATION ABOUT SHORT TERM BOND..................................18
        Management of the Company.............................................18
        The Company...........................................................19
        The Adviser...........................................................19
        Portfolio Managers....................................................19
        Fund Distribution and Shareholder Service Arrangements................20
        Other Information.....................................................20
        Dividends, Capital Gain Distributions and Tax Considerations..........21
        Portfolio Holdings Information........................................22
FINANCIAL HIGHLIGHTS..........................................................23
VOTING INFORMATION............................................................26
APPENDIX A  AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION.............A-1
APPENDIX B  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OR RECORD
         OWNERS..............................................................B-1
APPENDIX C  PURCHASE, EXCHANGE, REDEMPTION PROCEDURES AND OTHER
         INFORMATION.........................................................C-1

                                     SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Reorganization Plan, a copy of which is attached hereto as Appendix A. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus, the attached Appendices and the Prospectuses and Statements of Additional Information of the Trust and the Company.

                           THE PROPOSED REORGANIZATION

In an effort primarily to address performance, enhance cash flows and marketability, reduce annual fund operating expenses incurred by shareholders and promote efficiency of operations and governance, the Board of Trustees has voted to recommend to shareholders of Limited Maturity ("Shareholders"), to approve the Reorganization Plan, whereby Limited Maturity will be reorganized into Short Term Bond. (Each of Limited Maturity and Short Term Bond is sometimes referred to as a "Fund" and together as the "Funds," as the context may require.)

Pursuant to the Reorganization Plan, Short Term Bond would acquire all of the assets of Limited Maturity in exchange solely for the assumption of all of the liabilities of Limited Maturity and the issuance of shares of Short Term Bond to be distributed pro rata by Limited Maturity to its shareholders in complete liquidation and termination of Limited Maturity (the "Reorganization").

Limited Maturity's shares are divided into three classes, designated Class A Shares, Class C Shares and Class I Shares ("Limited Maturity Shares"). Short Term Bond's shares also are divided into three identically designated classes ("Short Term Bond Shares"). Voting rights for Short Term Bond shares are the same as voting rights for Limited Maturity shares. Each class of Short Term Bond Shares has the same purchase, exchange, and redemption procedures as the corresponding class of Limited Maturity Shares, as discussed in Appendix C.

The Board, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), has concluded that the Reorganization would be in the best interests of Limited Maturity and its existing shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. Among other things, the Reorganization of Limited Maturity would give its shareholders the opportunity to participate in a larger fund with similar investment objectives, although Short Term Bond employs different investment policies and strategies to reach that objective. In addition, shareholders of Limited Maturity are expected to experience a reduction in the overall annual fund operating expenses paid in connection with their investment in Limited Maturity.

In considering the proposed Reorganization, the Board reviewed information regarding, among other things: (1) the terms and conditions of the Reorganization; (2) the compatibility of the investment programs of Limited Maturity and Short Term Bond; (3) the historical expense ratios of each Fund and projected pro forma expense ratios; (4) the shareholder transaction fees for each class of shares of each Fund; (5) the relative historical performance record of each Fund; (6) the continuity of advisory, distribution and shareholder services provided to Shareholders after the Reorganization; (7) the experience and qualifications of key personnel managing Short Term Bond; (8) the future prospects for asset growth of Limited Maturity; (9) the potential economies of scale that could be realized as a result of the increase in the asset size of the combined Funds; (10) any fees or expenses that will be borne directly or indirectly by Limited Maturity in connection with the Reorganization; (11) the non-recognition of any gain or loss for federal income tax purposes to Shareholders as a result of the Reorganization; (12) the benefits to the Adviser or its affiliates as a result of the Reorganization; and
(13) alternatives to the Reorganization, including the greater long-term viability that will result from merging Limited Maturity and Short Term Bond as compared to Limited Maturity continuing to operate as a separate fund.

Subject to approval of the Shareholders, the Reorganization is expected to be effective upon the close of business on the Closing Date. As a result of the Reorganization, each shareholder who owns Limited Maturity Shares would become an owner of Short Term Bond Shares of the same class. Each such shareholder would hold, immediately after the Closing Date, Class A Shares, Class C Shares, or Class I Shares of Short Term Bond having an aggregate value equal to the aggregate value of the Class A Shares, Class C Shares, or Class I Shares of Limited Maturity, as applicable, that the shareholder held as of the Closing Date. Shareholders will not incur any sales charges or other fees as a result of the Reorganization. Shareholders' interests would not be diluted by the Reorganization because the Reorganization would be effected on the basis of each Fund's net asset value.

As a condition to the Reorganization, the Funds will receive an opinion of counsel that the Reorganization will be considered a tax-free reorganization under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), so that neither Limited Maturity nor Short Term Bond or their shareholders will recognize any gain or loss. Accordingly, it is expected that the Funds and their shareholders will not recognize any gain or loss as a result of the Reorganization. However, sales of any of Limited Maturity's assets could result in the realization of net gains that would have to be distributed, and thus, taxed to its shareholders. Management expects the number of securities to be sold as a result of this transaction will be minimal. As a result of the Reorganization and certain Code limitations, Limited Maturity will not be able to use its capital loss carryforwards prior to expiration. Short Term Bond's utilization of Limited Maturity's capital losses will be subject to limitations in future years under the Code. See "Additional Information about the Reorganization - Federal Income Tax Considerations" below for further information.

The Board has unanimously approved the Reorganization Plan. Accordingly, the Board is submitting the Reorganization Plan for approval by Limited Maturity's shareholders. In considering whether to approve the proposal, you should review the description of it below. In addition, you should review the information in this Proxy Statement/Prospectus that relates to the Reorganization Plan generally. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE THE REORGANIZATION PLAN.

PROPOSAL:     APPROVAL OF THE REORGANIZATION PLAN.

This proposal requests your approval of the Reorganization Plan, pursuant to which Limited Maturity will be reorganized into Short Term Bond. In considering whether you should approve this proposal, you should note that:

     o Limited Maturity and Short Term Bond have similar investment objectives, but employ different investment policies and strategies to reach their respective objectives. Limited Maturity seeks current income. Short Term Bond seeks a high level of current income consistent with the preservation of capital. Each Fund invests primarily in investment-grade debt securities. Under normal market conditions each Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in debt securities. Each Fund may invest in below investment grade debt securities. Limited Maturity's investments in below investment grade debt securities may not exceed 10% of its total assets. Short Term Bond does not expect that its investments in below investment grade debt securities will exceed 10%. Limited Maturity focuses its investments on debt securities of the U.S. Treasury and government agencies, mortgage-backed and asset-backed securities, and corporate bonds. Short Term Bond also invests in the types of debt securities purchased by Limited Maturity but also invests in U.S. dollar-denominated bonds of foreign issuers, preferred stock, collateralized mortgage obligations, repurchase agreements, adjustable rate securities and payable in-kind bonds. Limited Maturity uses a "top-down" method of investing by analyzing economic trends, inflation expectations, interest rate momentum and yield spread while Short Term Bond utilizes a "value" approach to investing by focusing on fundamental research to determine which securities offer the most attractive value relative to alternative investments. The average maturity of Limited Maturity's debt securities generally range from one to three years while Short Term Bond normally maintains a dollar-weighted average portfolio maturity of three years or less but may purchase securities with longer maturities. Each Fund is subject to the following principal risks: credit risk, investment grade bond risk, below investment grade bond risk, interest rate and related risks, mortgage-backed and asset-backed securities risk, and selection risk. [In addition Limited Maturity is subject to futures and options risk and Short Term Bond is subject to value investing risk.] [May wish to state risk applies to both.] For a detailed description of the investment objectives, policies, and strategies and principal risks of each Fund, please see "Comparison of Investment Objectives, Policies and Strategies" and "Comparison of Principal Risk Factors" below.

     o The Adviser serves as the investment adviser for each Fund and would continue to manage Short Term Bond after the Reorganization. The investment advisory fee for Limited Maturity is equal to an annual rate of 0.40% of its average daily net assets, while the investment advisory fee for Short Term Bond is equal to an annual rate of 0.35% of its average daily net assets. Since July 1, 2006, the Adviser has voluntarily agreed to waive 0.15% and 0.10% of the investment advisory fee for Limited Maturity and Short Term Bond, respectively. The waivers may be terminated at any time. For more information on the Adviser, please see "Additional Information about Short Term Bond-Management of the Company-The Adviser" below. For a more detailed description of the fees and expenses of the Funds, please see "Comparative Fee and Expense Tables" and "Example of Fund Expenses" below.

     o As of June 30, 2007, Limited Maturity and Short Term Bond had net assets of approximately $30.2 million and $88.6 million, respectively. Thus, the combined Fund will have net assets of approximately $118.8 million.

     o Class A shareholders of Limited Maturity will receive Class A Shares of Short Term Bond, Class C shareholders of Limited Maturity will receive Class C Shares of Short Term Bond and Class I shareholders of Limited Maturity will receive Class I Shares of Short Term Bond, pursuant to the Reorganization. Shareholders will not pay any sales charges or other transaction fees in connection with the Reorganization. Please see "Additional Information about the Reorganization" and "Additional Information about Short Term Bond" below for more information.

     o Under Massachusetts Partnership law, under certain circumstances, Shareholders of Limited Maturity may be held personally liable for acts or obligations of the Trust. As a Maryland Corporation, Shareholders of Short Term Bond do not have such liability.

     o It is estimated that the net annual operating expense ratios for Limited Maturity's Class A Shares, Class C Shares and Class I Shares, immediately following the Reorganization, will be lower than those of Short Term Bond's Class A Shares, Class C Shares and Class I Shares, respectively, for the last fiscal year, after taking into consideration the voluntary investment advisory fee waiver. For a more detailed comparison of the fees and expenses of the Funds, please see "Comparative Fee and Expense Tables" and "Additional Information about Short Term Bond" below.

     o Following the Reorganization, the combined Fund will be managed in accordance with the investment objective, policies and strategies of Short Term Bond. It is not expected that Short Term Bond will revise any of its investment policies following the Reorganization to reflect those of Limited Maturity.

     o The Adviser has reviewed Limited Maturity's current portfolio holdings and determined that those holdings generally are compatible with Short Term Bond's investment objectives and policies. As a result, the Adviser believes, with respect to the Reorganization, that, if the Reorganization is approved, all or substantially all of Limited Maturity's assets could be transferred to and held by Short Term Bond. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover.

     o The Adviser will bear the costs associated with the Reorganization, including the costs associated with obtaining shareholder approval of the Reorganization but excluding brokerage and similar expenses associated with restructuring the Funds in connection with the
          Reorganization. Please see "Additional Information about the Reorganization" below for more information.

          COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

The Funds have similar investment objectives, although Short Term Bond employs different investment policies and strategies to reach that objective. The following table compares the principal investment objectives, policies and strategies of Limited Maturity with those of Short Term Bond. It is not expected that Short Term Bond will revise any of its investment policies following the Reorganization to reflect those of Limited Maturity. As described more fully below, each Fund has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in a particular type of investment suggested by its name. For each Fund, that policy generally may not be changed without providing at least sixty days' written notice to the Fund's shareholders.

The principal risks of investing in the Funds are similar. For information concerning the risks associated with investments in the Funds, see "Comparison of Principal Risk Factors" below.


--------------------------------------------------------------------------------
      LIMITED MATURITY                SHORT TERM BOND
--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Seeks current income.                 Seeks a high level of current
                                      income consistent with preservation
                                      of capital.
--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Limited Maturity invests in           Short Term Bond invests primarily
investment-grade debt securities.     in investment grade bonds.
--------------------------------------------------------------------------------

Under normal circumstances, the       Under normal market conditions, at least
Fund invests at least 80% of the      80% of the Fund's net assets (plus the
value of its net assets plus the      amount of any borrowings for investment
amount of any borrowings for          purposes) will be invested in bonds or
investment purposes in debt           other debt obligations.
securities. These securities
include debt securities of the U.S.   The types of securities that the Fund may
Treasury and government agencies,     purchase include bonds of U.S. corporate
mortgage-backed and asset-backed      and governmental issuers, U.S.
securities, and corporate bonds.      dollar-denominated bonds of foreign
The Fund will provide shareholders    issuers, mortgage-backed and other
with at least 60 days' prior notice   asset-backed securities, and preferred
of any changes in this policy.        stock. The Fund may also invest in
                                      collateralized mortgage obligations,
                                      repurchase agreements, adjustable rate
                                      securities and payable in-kind bonds.

--------------------------------------------------------------------------------

The Fund may invest up to 10% of      Investment grade debt securities purchased
its total assets in below             by the Fund will be rated, at the time of
investment grade debt securities.     investment, Baa3 or higher by Moody's
The debt securities purchased by      Investors Service, Inc. ("Moody's"), BBB-
the Fund will be rated, at the time   or higher by Standard and Poor's Ratings
of investment, at least CCC (or a     Group ("S&P"), within one of the four
comparable rating) by at least one    highest ratings classes by another NRSRO
nationally recognized statistical     or, if unrated, determined by the Adviser
rating organization ("NRSRO") or,     to be of comparable quality. If a
if unrated, determined by the         security's rating is reduced below the
Adviser to be of comparable           required minimum after the Fund has
quality.                              purchased it, the Fund is not required to
                                      sell the security, but may consider doing so.

                                      The Fund may also invest in securities
                                      rated below investment grade, commonly
                                      known as "junk bonds," but does not expect
                                      such investments to exceed 10% of the
                                      Fund's net assets. Below investment grade
                                      debt securities are rated Ba1 or lower by
                                      Moody's, BB+ or lower by S&P, comparably
                                      rated by another NRSRO or, if unrated,
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      LIMITED MATURITY                SHORT TERM BOND
--------------------------------------------------------------------------------
                                      determined by the Adviser to be of
                                      comparable quality.

--------------------------------------------------------------------------------

The Adviser employs a "top down"      In managing the Fund's portfolio, the
strategy in selecting investment      Adviser focuses on those securities
securities. Key factors include       believed to offer the most attractive
economic trends, inflation            value relative to alternative investments.
expectations, interest rate           That is, the Adviser invests in securities
momentum, and yield spreads. When     that it believes offer potentially better
investing in non-governmental         yield or total return (the combination of
securities, the Adviser will          yield and price appreciation) than
conduct a credit analysis of the      securities of comparable rating and
issuer, and will compare current      maturity. This strategy is generally
yield spreads to historical norms.    referred to as a "value" approach and is
The net asset value ("NAV") of the    primarily concerned with individual
Fund is expected to fluctuate with    security and sector selection.
changes in interest rates and bond
market conditions.

--------------------------------------------------------------------------------

The Adviser will attempt to minimize  By limiting the maturity of its portfolio
principal fluctuation and increase    securities the Fund seeks to moderate
return through, among other things,   principal fluctuations. In addition, the
diversification, careful credit       Fund's Adviser seeks to increase total
analysis and security selection,      return by actively managing portfolio
and adjustments of the Fund's         maturity and security selection
average portfolio maturity.           considering economic and market
                                      conditions. While maturity and credit
                                      quality are the most important investment
                                      factors, other factors considered by the
                                      Adviser when making investment decisions
                                      include current yield, yield to maturity
                                      and potential for capital gain.
--------------------------------------------------------------------------------

The average maturity of the Fund's    The Fund will normally maintain a dollar-
debt securities generally will be in  weighted average portfolio maturity of
the range of one to three years.      three years or less, but may purchase
                                      individual securities with longer
                                      maturities.

--------------------------------------------------------------------------------

When interest rates are at higher     While generally giving some consideration
levels and lower rates are            to interest rate movements, the Adviser's
forecasted for the future, the        goal is to keep the Fund's assets "fully
Adviser may choose to lengthen the    invested" (hold a minimal amount of cash
Fund's effective duration.            reserves - generally less than 10%) and to
Likewise, when rising interest        maintain a relatively stable average
rates are expected, the duration of   effective portfolio maturity. The Adviser
the Fund's bond portfolio may be      sells securities that it believes no
shortened. Consistent with the        longer offer potentially better yield or
Fund's objective of producing         total return than other available
current income, the Fund will focus   securities.
on investment-grade fixed-income
securities with short- to
intermediate-term maturities.

--------------------------------------------------------------------------------

                      COMPARISON OF PRINCIPAL RISK FACTORS

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund's Shares may be affected by its investment objective, principal investment strategies and particular risk factors. Consequently, each Fund may be subject to different principal risks. Some of the principal risks of investing in the Funds are noted below. However, other factors may also affect each Fund's NAV. There is no guarantee that a Fund will achieve its investment objective or that it will not lose principal value.

The principal risks of an investment in each Fund are similar and are shown in the table below. Detailed descriptions of these risks follow the table.

RISKS                                    LIMITED MATURITY   SHORT TERM BOND

Credit Risk                                      X                 X

RISKS                                    LIMITED MATURITY   SHORT TERM BOND

Below Investment Grade Bond Risk                 X                 X

Interest Rate and Related Risks                  X                 X

Investment Grade Bond Risk                       X                 X

Mortgage-Backed and Asset-Backed
Securities Risk                                  X                 X

Selection Risk                                   X                 X

Futures and Options Risk                         X

Value Investing Risk                                               X

Both Funds are subject to the following risks:

CREDIT RISK. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Many debt securities receive credit ratings from services such as S&P and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. If a security has not received a rating, the Fund must rely upon the Adviser's credit assessment. Investment grade debt securities are considered less risky than debt securities whose ratings are below investment grade; however, ratings are no guarantee of quality. Prices of debt securities typically decline if the issuer's credit quality deteriorates. If an issuer defaults, the Fund may lose some or all of its investments in such securities. If this occurs, the Fund's NAV and ability to pay dividends to shareholders would be adversely affected.

INVESTMENT GRADE BOND RISK. Investment grade bonds are considered less risky than bonds whose ratings are below investment grade; however, ratings are no guarantee of quality. The credit quality of these bonds can decline which would normally cause the prices of these bonds to decline.

BELOW INVESTMENT GRADE BOND RISK. These bonds, commonly known as "junk bonds," involve a higher degree of credit risk. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers may experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below investment grade bonds are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. NRSROs consider these bonds to be speculative in nature.

INTEREST RATE AND RELATED RISKS. Generally, when market interest rates rise, the value of debt securities declines, and vice versa. However, market factors, such as the demand for particular debt securities, may cause the price of certain debt securities to fall while the prices of other debt securities rise or remain unchanged. The Fund's investment in debt securities means that the NAV of the Fund will tend to decline if market interest rates rise. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. You can expect the NAV of the Fund to fluctuate accordingly. During periods of rising interest rates, the average life of the debt securities held by the Fund may be extended because of slower than expected principal payments, thereby locking in a below market interest rate, increasing the security's duration (the estimated period until the principal and interest are paid in full) and reducing the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a debt security held by the Fund may exercise its option to prepay principal earlier than scheduled, thereby forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities.

SELECTION RISK. This means that the particular securities that are selected by the Adviser may underperform the market or those securities selected by other funds with similar objectives.

The following additional risk applies to Limited Maturity:

FUTURES AND OPTIONS RISK. The Adviser may trade in options or futures in order to hedge the Fund's portfolio against market shifts as well as to increase returns. However, if the Adviser does not correctly anticipate market movements or is unable to close an option or futures position due to conditions in the market, the Fund could lose money. Funds that use options and futures to protect their investments or increase their income take a risk that the prices of securities subject to the futures or options may not correlate with the prices of the securities in the Fund's portfolio.

The following additional risk applies to Short Term Bond:

VALUE INVESTING RISK. The Fund focuses its investments on securities that the Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's economic fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain business and economic fundamental factors. In addition, during certain time periods, market dynamics may favor "growth" securities over "value" securities. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

                       COMPARATIVE FEE AND EXPENSE TABLES

The following tables show the fees and expenses of each class of shares of each Fund and the estimated PRO FORMA fees and expenses of each class of shares of Short Term Bond after giving effect to the Reorganization.

SHAREHOLDER TRANSACTION EXPENSES

                                         (EXPENSES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          LIMITED MATURITY             SHORT TERM BOND                  PRO FORMA
                                                                                                      SHORT TERM BOND
                                  Class A   Class C   Class I     Class A   Class C   Class I    Class A   Class C    Class I
                                   Shares    Shares    Shares      Shares    Shares   Shares      Shares    Shares    Shares
Maximum sales charge (Load)        1.50%      None      None       1.50%     None      None       1.50%      None      None
(as a percentage of offering
price)
Maximum deferred sales charge      None(1)    1.00%(2)  None       None(1)   1.00%(2)  None       None(1)    1.00%(2)  None
(Load)
Maximum sales charge (Load)        None       None      None       None      None      None       None       None      None
imposed on reinvested
dividends and other
distributions
Redemption fee (as a               None       None      None       None      None      None       None       None      None
percentage of amount redeemed)
Exchange fee                       None       None      None       None      None      None       None       None      None

(1)  ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CONTINGENT DEFERRED SALES CHARGE OF 1.00% OF THE LOWER OF THE
     PURCHASE PRICE OF THE SHARES OR THEIR NAV AT THE TIME OF REDEMPTION WILL APPLY TO CLASS A SHARES REDEEMED WITHIN ONE
     YEAR OF THE PURCHASE DATE.
(2)  A CONTINGENT DEFERRED SALES CHARGE OF 1.00% OF THE LOWER OF THE PURCHASE PRICE OF THE SHARES OR THEIR NAV AT THE TIME
     OF REDEMPTION WILL APPLY TO CLASS C SHARES REDEEMED WITHIN ONE YEAR OF THE PURCHASE DATE.


                                                ANNUAL OPERATING EXPENSES
                                      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                      LIMITED MATURITY              SHORT TERM BOND                    PRO FORMA
                                                                                                    SHORT TERM BOND
                              Class A   Class C   Class I     Class A   Class C   Class I     Class A   Class C   Class I
                               Shares    Shares    Shares     Shares     Shares    Shares      Shares    Shares    Shares
Investment advisory fee       0.40%(1)  0.40%(1)  0.40%(1)    0.35%(3)  0.35%(3)  0.35%(3)    0.35%(3)  0.35%(3)  0.35%(3)
Distribution (12b-1) fee         -      0.75%       -           -       0.20%       -           -       0.20%       -
Shareholder service fee       0.25%     0.25%       -         0.25%     0.25%       -         0.25%     0.25%       -
Other operating expenses      0.41%     0.41%     0.41%       0.29%     0.29%     0.29%       0.29%     0.29%     0.29%
Acquired fund fees and
expenses(2)                   0.01%     0.01%     0.01%         -         -         -           -         -         -
TOTAL ANNUAL
OPERATING EXPENSES            1.07%     1.82%     0.82%       0.89%     1.09%     0.64%       0.89%     1.09%     0.64%

(1)  EFFECTIVE JULY 1, 2006, THE ADVISER BEGAN VOLUNTARILY WAIVING 0.15% OF ITS INVESTMENT ADVISORY FEE. THE INVESTMENT
     ADVISORY FEE CURRENTLY PAID BY THE FUND IS 0.25% FOR EACH CLASS OF SHARES. TOTAL ANNUAL OPERATING EXPENSES AFTER THE
     FEE WAIVER ARE 0.92%, 1.67% AND 0.67% FOR CLASS A SHARES, CLASS C SHARES AND CLASS I SHARES, RESPECTIVELY. THE WAIVER
     IS VOLUNTARY AND THE ADVISER MAY TERMINATE THE WAIVER AT ANY TIME.
(2)  ACQUIRED FUND FEES AND EXPENSES REPRESENT THE FUND'S PORTION OF THE ESTIMATED AGGREGATE FEES AND EXPENSES FOR THE
     CURRENT FISCAL YEAR OF THE UNDERLYING INVESTMENT COMPANIES IN WHICH THE FUND INVESTS. THE IMPACT OF THE ACQUIRED FUND
     FEES AND EXPENSES ARE INCLUDED IN THE TOTAL RETURNS OF THE FUND.

(3) EFFECTIVE JULY 1, 2006, THE ADVISER BEGAN VOLUNTARILY WAIVING 0.10% OF ITS INVESTMENT ADVISORY FEE. THE INVESTMENT ADVISORY FEE CURRENTLY PAID BY THE FUND IS 0.25% FOR EACH CLASS OF SHARES. TOTAL ANNUAL OPERATING EXPENSES AFTER THE FEE WAIVER ARE 0.79%, 0.99% AND 0.54% FOR CLASS A SHARES, CLASS C SHARES AND CLASS I SHARES, RESPECTIVELY. THE WAIVER IS VOLUNTARY AND THE ADVISER MAY TERMINATE THE WAIVER AT ANY TIME.

                            EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and does not give effect to the voluntary waiver currently in place. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                  LIMITED MATURITY                    SHORT TERM BOND               PRO FORMA SHORT TERM
                                                                                                              BOND
                          Class A     Class C     Class I     Class A     Class C     Class I    Class A     Class C     Class I
                           Shares      Shares      Shares      Shares      Shares     Shares      Shares      Shares     Shares
1 Year Assuming
Redemption                 $ 258       $ 285        $ 84       $ 240       $ 211       $ 66       $ 240       $ 211       $ 66
1 Year Assuming No
Redemption                 $ 258       $ 185        $ 84       $ 240       $ 111       $ 66       $ 240       $ 111       $ 66
3 Years                    $ 486       $ 574       $ 263       $ 431       $ 348       $206       $ 431       $ 348       $206
5 Years                    $ 734       $ 989       $ 457       $ 638       $ 603       $358       $ 638       $ 603       $358
10 Years                  $1,444      $2,147      $1,020      $1,236      $1,336       $804      $1,236      $1,336       $804


                       COMPARATIVE PERFORMANCE INFORMATION

The following bar charts illustrate each Fund's annual total returns for the Fund's Class A Shares. The returns for Class C Shares and Class I Shares of the Funds differ from the Class A Shares' returns shown in the chart to the extent their respective expenses differ. The total returns displayed in the chart do not reflect the payment of any sales charges or any reduction for taxes that a shareholder might have paid on Fund distributions or on the redemption of Fund shares at a gain; if they did, the total returns shown would be lower.

LIMITED MATURITY
YEAR-BY-YEAR TOTAL RETURNS AS OF DECEMBER 31 (CLASS A SHARES)(1)

         CALENDAR YEAR                          PERCENTAGES

             1997                                   5.55%
             1998                                   5.76%
             1999                                   2.28%
             2000                                   7.84%
             2001                                   7.35%
             2002                                   4.85%
             2003                                   0.92%
             2004                                  (0.33)%
             2005                                   1.43%
             2006                                   3.66%

(1) EFFECTIVE JUNE 4, 2004, ALL CLASS B SHARES OF THE FUND CONVERTED TO CLASS A SHARES. HISTORICAL TOTAL RETURN INFORMATION FOR ANY PERIOD OR PORTION THEREOF PRIOR TO THE COMMENCEMENT OF INVESTMENT OPERATIONS OF CLASS A

     SHARES ON MAY 20, 1998 IS THAT OF CLASS B SHARES AND REFLECTS ALL CHARGES, EXPENSES AND FEES INCURRED BY CLASS B SHARES, WHICH WERE GENERALLY HIGHER THAN THE EXPENSES OF CLASS A SHARES, DURING SUCH PERIODS.


Year-to-date performance as of June 30, 2007:                (3.41)%

Class A Shares highest quarterly return during years shown:   3.00%
September 30, 2001
Class A Shares lowest quarterly return during years shown:   (1.83)%
June 30, 2004

SHORT TERM BOND

YEAR-BY-YEAR TOTAL RETURNS AS OF DECEMBER 31 (CLASS A SHARES)

         CALENDAR YEAR                         PERCENTAGES

             2002                                 5.14%
             2003                                 5.08%
             2004                                 1.14%
             2005                                 2.58%
             2006                                 5.95%

Year-to-date performance as of June 30, 2007:     1.68%

Class A Shares highest quarterly return during years shown: 3.10% December 31, 2002
Class A Shares lowest quarterly return during years shown:  (1.88)%
June 20, 2004

The following tables represents the average annual total returns of each Fund's Class A Shares, Class C Shares and Class I Shares, reduced to reflect applicable sales charges, if any, for the periods shown, relative to the Funds' benchmark indexes. The table also shows hypothetical total returns for Class A Shares that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of the Class A Shares.

LIMITED MATURITY
AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)
                                                      1          5         10       SINCE COMMENCEMENT
                                                    YEAR       YEARS      YEARS       OF INVESTMENT
                                                                                      OPERATIONS(1)
CLASS A SHARES(2) Return Before Taxes
(with 1.50% sales charge)                           2.10%      1.78%      3.74%            N/A
CLASS A SHARES(2) Return After Taxes on
Distributions (3)                                   0.76%      0.59%      2.15%            N/A
CLASS A SHARES(2) Return After Taxes on
Distributions and Sale of Fund Shares(3)            1.35%      0.82%      2.21%            N/A
CLASS C SHARES Return Before Taxes
(with applicable Contingent Deferred Sales
Charge)                                             1.86%       N/A        N/A            1.34%
CLASS I SHARES Return Before Taxes                  3.47%       N/A        N/A            2.88%
MERRILL LYNCH 1-3 YEAR GOVERNMENT/CORPORATE A
RATED AND ABOVE INDEX*                              4.28%      3.20%      4.92%            N/A
MERRILL LYNCH 1-3 YEAR TREASURY INDEX+              3.95%      2.82%      4.68%            N/A

* EFFECTIVE JANUARY 24, 2007, THE FUND CHANGED ITS BENCHMARK INDEX FROM THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX TO THE MERRILL LYNCH 1-3 YEAR
     GOVERNMENT/CORPORATE A RATED AND ABOVE INDEX BECAUSE THE LATTER WAS DETERMINED TO BE MORE REFLECTIVE OF THE FUND'S ASSET

     ALLOCATIONS. THE SHIFT TO THE MERRILL LYNCH 1-3 YEAR GOVERNMENT/CORPORATE A RATED AND ABOVE INDEX DOES NOT REFLECT A CHANGE IN THE FUND'S INVESTMENT OBJECTIVE OR PRINCIPAL INVESTMENT STRATEGIES. THE MERRILL LYNCH 1-3 YEAR GOVERNMENT/CORPORATE A RATED AND ABOVE INDEX IS AN UNMANAGED INDEX COMPOSED OF U.S. GOVERNMENT AND U.S. DOLLAR DENOMINATED SEC REGISTERED CORPORATE BONDS WITH AN INVESTMENT GRADE RATING OF "A" OR HIGHER. ISSUERS HAVE A MATURITY OF BETWEEN 1 AND 3 YEARS. TOTAL RETURNS FOR THE INDEX SHOWN ARE NOT ADJUSTED TO REFLECT TAXES, SALES CHARGES, EXPENSES OR OTHER FEES THAT THE SEC REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASH FLOWS OR TRADING AND OTHER EXPENSES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
+ THE MERILL LYNCH 1-3 YEAR TREASURY INDEX TRACKS SHORT-TERM U.S. GOVERNMENT SECURITIES WITH MATURITIES BETWEEN 1 AND 2.99 YEARS. TOTAL RETURNS FOR THE INDEX SHOWN ARE NOT ADJUSTED TO REFLECT TAXES, SALES CHARGES, EXPENSES OR OTHER FEES THAT THE SEC REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASH FLOWS OR TRADING AND OTHER EXPENSES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
(1) THE FUND'S CLASS A SHARES (INCLUDING THE PREDECESSOR CLASS B SHARES), CLASS C SHARES AND CLASS I SHARES COMMENCED INVESTMENT OPERATIONS ON DECEMBER 12, 1993, DECEMBER 14, 2001 AND SEPTEMBER 1, 2005, RESPECTIVELY.
(2) EFFECTIVE JUNE 4, 2004, ALL CLASS B SHARES OF THE FUND CONVERTED TO CLASS A SHARES. HISTORICAL TOTAL RETURN INFORMATION FOR ANY PERIOD OR PORTION THEREOF PRIOR TO THE COMMENCEMENT OF INVESTMENT OPERATIONS OF CLASS A SHARES ON MAY 20, 1998 IS THAT OF CLASS B SHARES AND REFLECTS ALL CHARGES, EXPENSES AND FEES INCURRED BY CLASS B SHARES, WHICH WERE GENERALLY HIGHER THAN THE EXPENSES OF CLASS A SHARES, DURING SUCH PERIODS.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME AND CAPITAL GAINS TAX RATES AND DO NOT REFLECT THE IMPACT OF ANY APPLICABLE STATE AND LOCAL TAXES. RETURN AFTER TAXES ON
    DISTRIBUTIONS ASSUMES A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUMES ALL SHARES WERE REDEEMED AT THE END OF EACH PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. ACTUAL AFTER-TAX RETURNS TO AN INVESTOR DEPEND ON THE INVESTOR'S OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS HOLDING SHARES THROUGH TAX-DEFERRED PROGRAMS, SUCH AS INDIVIDUAL RETIREMENT ACCOUNTS OR 401(K) PLANS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS A SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL BE DIFFERENT.

SHORT TERM BOND
AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)
                                                                                 SINCE COMMENCEMENT
                                                                                    OF INVESTMENT
                                                           1 YEAR      5 YEARS      OPERATIONS(1)
  CLASS A SHARES Return Before Taxes
   (with 1.50% sales charge)                                4.36%       3.65%           3.80%
  CLASS A SHARES Return After Taxes on                      2.59%       2.25%           2.36%
   Distributions(2)
  CLASS A SHARES Return After Taxes on Distributions
  and Sale of Fund Shares(2)                                2.80%       2.28%           2.38%
  CLASS C SHARES Return Before Taxes
  (with applicable contingent deferred sales charge)        4.49%        N/A            5.25%
  CLASS I SHARES Return Before Taxes                        6.11%       4.25%           4.35%
  LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CREDIT
  INDEX*                                                    4.25%       3.27%            N/A

* THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CREDIT INDEX IS AN INDEX COMPOSED OF ALL BONDS OF INVESTMENT GRADE WITH A MATURITY BETWEEN ONE AND THREE YEARS. TOTAL RETURNS FOR THE INDEX SHOWN ARE NOT ADJUSTED TO REFLECT TAXES, SALES CHARGES, EXPENSES OR OTHER FEES THAT THE SEC REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASH FLOWS OR TRADING AND OTHER EXPENSES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
(1) THE FUND'S CLASS A SHARES, CLASS C AND CLASS I SHARES COMMENCED INVESTMENT OPERATIONS ON MARCH 8, 2001, NOVEMBER 4, 2005 AND JANUARY 5, 2001, RESPECTIVELY.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL INDIVIDUAL FEDERAL MARGINAL INCOME AND CAPITAL GAINS TAX RATES AND DO NOT REFLECT THE IMPACT OF ANY APPLICABLE STATE AND LOCAL TAXES. RETURN AFTER TAXES ON
    DISTRIBUTIONS ASSUMES A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUMES ALL SHARES WERE REDEEMED AT THE END OF EACH PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. ACTUAL AFTER-TAX RETURNS TO AN INVESTOR DEPEND ON THE INVESTOR'S OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS HOLDING SHARES THROUGH TAX-DEFERRED PROGRAMS, SUCH AS INDIVIDUAL RETIREMENT ACCOUNTS OR 401(K) PLANS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS A SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL BE DIFFERENT.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE (BEFORE AND AFTER TAXES) WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE, CALL 800-564-2188. MUTUAL FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS, ARE NOT GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                 CAPITALIZATION

The following table shows the capitalization of each Fund as of December 31, 2006 and of Short Term Bond on a PRO FORMA combined basis as of that date after giving effect to the Reorganization.

--------------------------------------------------------------------------------------------------------------
                                                                       NET ASSET VALUE
                                                        NET ASSETS        PER SHARE       SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------
LIMITED MATURITY- CLASS A SHARES                       $50,005,634          $9.65              5,181,884
--------------------------------------------------------------------------------------------------------------
SHORT TERM BOND - CLASS A SHARES                       $23,261,670          $10.08             2,306,991
--------------------------------------------------------------------------------------------------------------
     PRO FORMA SHORT TERM BOND- CLASS A SHARES         $73,267,304          $10.08             7,267,867
--------------------------------------------------------------------------------------------------------------
     ADJUSTMENTS*                                           --                 --              (221,008)
--------------------------------------------------------------------------------------------------------------
LIMITED MATURITY- CLASS C SHARES                         $510,504           $9.65                52,911
--------------------------------------------------------------------------------------------------------------
SHORT TERM BOND - CLASS C SHARES                         $142,887           $10.06               14,210
--------------------------------------------------------------------------------------------------------------
     PRO FORMA SHORT TERM BOND - CLASS C SHARES          $653,391           $10.06               64,956
--------------------------------------------------------------------------------------------------------------
     ADJUSTMENTS*                                           --                 --                (2,165)
--------------------------------------------------------------------------------------------------------------
LIMITED MATURITY- CLASS I SHARES                           $104             $9.65                   11
--------------------------------------------------------------------------------------------------------------
SHORT TERM BOND- CLASS I SHARES                        $55,080,406          $10.08              5,462,639
--------------------------------------------------------------------------------------------------------------
     PRO FORMA SHORT TERM BOND - CLASS I SHARES        $55,080,510          $10.08              5,462,649
--------------------------------------------------------------------------------------------------------------
     ADJUSTMENTS*                                           --                 --                   (1)
--------------------------------------------------------------------------------------------------------------
*   THE ADVISER  WILL BEAR THE  EXPENSES OF THE  REORGANIZATION  AS DESCRIBED IN
    "TERMS OF THE REORGANIZATION PLAN" BELOW.

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE REORGANIZATION PLAN. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY LIMITED MATURITY'S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                            *     *     *     *     *

                 ADDITIONAL INFORMATION ABOUT THE REORGANIZATION


                        TERMS OF THE REORGANIZATION PLAN

The terms and conditions under which the Reorganization would be completed are contained in the Reorganization Plan. The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Plan provides that Short Term Bond will acquire all the assets of Limited Maturity in exchange solely for Short Term Bond Shares equal in value, by class, to the outstanding Limited Maturity Shares and Short Term Bond's assumption of Limited Maturity's liabilities. The Reorganization Plan further provides that, as promptly as practicable after the Closing Date, Limited Maturity will distribute Short Term Bond Shares it receives in the Reorganization to the Shareholders by class. The number of full and fractional Short Term Bond Shares the Shareholder will receive will be equal in value, as of immediately after the close of business (generally 4:00 p.m., Eastern Time) on the Closing Date, to Limited Maturity Shares the Shareholder holds at that time for the benefit thereof. After such distribution, the Trust will take all necessary steps under its Restatement and Amendment No. 9 to the Declaration of Trust, and Massachusetts and any other applicable law, to effect a complete termination of Limited Maturity.

The Reorganization Agreement may be terminated, and the Reorganization may be abandoned at any time prior to its consummation, before or after approval by Limited Maturity's shareholders, by the Trust's and Company's mutual agreement and under certain other circumstances. The completion of the Reorganization also is subject to various conditions, including approval of the proposal by Limited Maturity's shareholders, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal tax consequences of the Reorganization (see below) and other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganization will take place immediately after the close of business on the Closing Date.

The Board of the Trust, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), has determined, with respect to Limited Maturity, that the interests of its shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of Limited Maturity. Similarly, the Board of the Company, including the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company, has determined, with respect to Short Term Bond, that the interests of its shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of Short Term Bond.

The expenses of the Reorganization, including the costs associated with obtaining shareholder approval of the Reorganization but excluding the explicit brokerage and similar expenses associated with restructuring the Funds in connection therewith, will be borne by the Adviser. Such brokerage and similar expenses will be borne by the Fund incurring such expenses.

Approval of the Reorganization Plan will require a majority vote of Limited Maturity's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. If the Reorganization Plan is not approved by Limited Maturity's shareholders or is not consummated for any other reason, the Board of the Trust will consider other possible courses of action.

                   DESCRIPTION OF THE SECURITIES TO BE ISSUED

Shareholders of Limited Maturity will receive Class A Shares, Class C Shares and Class I Shares of Short Term Bond in accordance with the procedures provided for in the Reorganization Plan. Each such share will be fully paid and nonassessable by the Company when issued and will have no preemptive, subscription or conversion rights.

The Company may issue two billion shares (2,000,000,000), par value of one tenth of one cent ($0.001). Under the Company's Articles of Incorporation, the Directors of the Company have the authority to divide or combine the shares into a greater or lesser number, to classify or reclassify any unissued shares of the Company into one or more separate series or class of shares, without further action by the shareholders. The shares of any series or class shall have such preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as the Board may determine. Directors have authorized three series of shares including Short Term Bond and the issuance of three classes of shares of each series, designated as Class A Shares, Class C Shares and Class I Shares.

The Articles of Incorporation provide that all dividends and other distributions on shares of each series or class will be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders. In calculating the amount of any dividends or other distributions, (1) each class will be charged with the transfer agency fee and Rule 12b-1 fee (or equivalent fees) attributable to that class, (2) each class will be charged separately with such other expenses as may be permitted by the SEC and the Board and (3) all other fees and expenses shall be charged to the classes, in the proportion that the net assets of that class bears to the net assets of the applicable series.

Each class will vote separately on matters pertaining only to that class and each series will vote separately on matters pertaining only to that series, as the Board may determine. On all other matters, all classes and series shall vote together and every share, regardless of class, shall have an equal vote with every other share. Except as otherwise provided in the Articles of Incorporation, the By-laws of the Company or as required by the provisions of the 1940 Act, all matters will be decided by a vote of a majority of the outstanding voting securities validly cast at a meeting at which a quorum is present. One-third of the aggregate number of shares of that series or class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that series or class and one-third of all shares of the Company shall constitute a quorum for the transaction of business by the Company.

Unless otherwise required by the 1940 Act or the Articles of Incorporation, the Company does not hold annual meetings of shareholders. The vote of a plurality of the outstanding voting securities validly at a meeting at which a quorum is present is sufficient to elect a director. The funds' shareholders may remove a Director by the majority of all votes of the Company's outstanding shares. The Secretary of the Company shall call a special meeting when requested to do so in writing by the holders of not less than 25% of the outstanding shares entitled to vote at such meeting; provided that (1) such request states the purpose(s) of the meeting and the matters proposed to be acted on and (2) the shareholder pays the Company the reasonably estimated cost of preparing and mailing the notice thereof.

                         REASONS FOR THE REORGANIZATION

The Board of Trustees met on May 21, 2007 to consider information in connection with the Reorganization. In determining whether to approve the Reorganization Plan and to recommend its approval by shareholders, the Board, including those members who are not "interested persons" (within the meaning of the 1940 Act) (the "Independent Trustees"), with the advice and assistance of independent legal counsel, inquired into and considered a number of matters, including: (1) the terms and conditions of the Reorganization; (2) the compatibility of the investment programs of Limited Maturity and Short Term Bond; (3) the historical expense ratios of each Fund and projected pro forma expense ratios; (4) the shareholder transaction fees for each class of shares of each Fund; (5) the relative historical performance record of each Fund; (6) the continuity of advisory, distribution and shareholder services provided to Shareholders after the Reorganization; (7) the experience and qualifications of key personnel managing Short Term Bond; (8) the future prospects for asset growth of Limited Maturity; (9) the potential economies of scale that could be realized as a result of the increase in the asset size of the combined Funds; (10) any fees or expenses that will be borne directly or indirectly by Limited Maturity in connection with the Reorganization; (11) the non-recognition of any gain or loss for federal income tax purposes to Shareholders as a result of the Reorganization; (12) the benefits to the Adviser or its affiliates as a result of the Reorganization; and (13) alternatives to the Reorganization, including the greater long-term viability that will result from merging Limited Maturity and Short Term Bond as compared to Limited Maturity continuing to operate as a separate fund. The Board did not assign specific weights to any of this information, but it did consider all of it in determining, in its business judgment, to approve the Reorganization Plan and to recommend its approval by Shareholders.

At the meeting, representatives of the Adviser discussed the rationale for the Reorganization. The Adviser's representatives explained that Limited Maturity has a small and declining asset base and that its short-, medium- and long-term performance has trailed its peers, making it difficult to attract new assets to the Fund. The Adviser's representatives explained that merging the Funds would benefit Limited Maturity Shareholders by moving them into a fund that has a larger and more stable asset base and that is more marketable with better potential for long-term growth. The Adviser's representatives noted that both Funds have similar investment objectives, although they employ differing investment strategies and limitations to meet that objective. The Adviser's representatives stated that it is not desirable from a marketing or administrative perspective to maintain and distribute shares for two largely similar funds such as Limited Maturity and Short Term Bond.

The Adviser's representatives then discussed the historical performance records of the Funds. They noted that Limited Maturity's short-, medium- and long-term performance has trailed its benchmark and its peers. While Short Term Bond did not have as long a performance history as Limited Maturity, Short Term Bond's short-, medium- and long-term performance had exceeded its benchmark and its peers.

The Adviser's representatives stated that the Reorganization is expected to result in lower overall fees and expenses for Shareholders of Limited Maturity both before and after giving effect to the current voluntary advisory fee waiver in place for Limited Maturity. The Adviser's representatives also stated that merging the Funds is expected to result in economies of scale as fixed expenses would be dispersed over a larger asset and shareholder base. In this context, the Adviser's representatives acknowledged that the Reorganization thus would benefit the Adviser and its affiliates to the extent that Reorganization would result in more efficient operations.

The Adviser's representatives explained that alternatives to the Reorganization were considered, including continuing to operate Limited Maturity separately, but that it was determined that the more beneficial course of action would be to merge the Funds.

The Adviser's representatives then reviewed with the Board the terms and conditions of the Reorganization Plan, noting that the Reorganization was expected to be tax-free to Limited Maturity's and Short Term Bond's Shareholders. In this regard, the Adviser's representatives also noted that with the exception of U.S. Treasury securities held by Limited Maturity, the portfolio holdings of Limited Maturity generally are compatible with Short Term Bond's investment objective and policies and that, therefore, Limited Maturity could transfer its holdings to Short Term Bond, which would reduce sales of portfolio securities in connection with the Reorganization and thus likely reduce transaction costs.

The Adviser's representatives also noted that the interests of Shareholders would not be diluted by the Reorganization because the Reorganization would be effected on the basis of each Fund's net asset value.

The Adviser's representatives further noted that the Reorganization Plan provides that the Adviser will bear the costs of the Reorganization, including the costs associated with obtaining shareholder approval of the Reorganization but excluding brokerage and similar expenses associated with any restructuring of the Funds in connection with the Reorganization. They then recommended that the Board approve the Reorganization.

In reaching the decision to approve and to recommend to Shareholders approval of the Reorganization Plan, the Board, including the Independent Trustees, concluded that the participation of Limited Maturity in the Reorganization would be in the best interests of Limited Maturity and that the interests of the shareholders of Limited Maturity would not be diluted as a result of the Reorganization. The Board's conclusion was based on a number of factors, including the following:

     o The Reorganization will permit shareholders in Limited Maturity to benefit by becoming shareholders of Short Term Bond because Short Term Bond has larger and more stable asset base. The Reorganization could facilitate the marketing and sale of shares of the combined Fund, which potentially could result in better cash flow into the combined Fund.

     o The Reorganization will permit Shareholders of Limited Maturity to continue to invest in a fund that pursues a similar investment objective, although with differing strategies and limitations immediately following consummation of the Reorganization. The Board further noted that based upon the past performance of Short Term Bond, Short Term Bond has the potential to outperform Limited Maturity in the future, though in this respect, the Board noted that there could be no assurance that Short Term Bond's investment strategy would continue to result in better returns than those of Limited Maturity.

     o Short Term Bond has lower total annual expense ratios than Limited Maturity. Merging the Funds is also expected to result in economies of scale for Limited Maturity as fixed expenses would be dispersed over a larger asset and shareholder base and result in greater operational efficiencies for the combined Fund.

     o With the exception of Limited Maturity's overweight in U.S. Treasury securities, the holdings of Limited Maturity generally are compatible with Short Term Bond's investment objective and policies, and, thus, Limited Maturity could transfer its holdings to Short Term Bond in connection with the Reorganization, which would reduce sales, and thus the corresponding transaction costs, of portfolio securities in connection with the Reorganization.

     o Shareholders will not incur any sales loads or similar transaction charges as a result of the Reorganization. Further, for purposes of calculating any holding period used to determine a contingent deferred sales charge, a shareholder's original purchase date of shares of Limited Maturity will apply.

     o Each Fund is managed by the Adviser and has the same service providers except that the custodian for Short Term Bond is State Street Bank & Trust Company and Short Term Bond does not have a sub-administrator.

     o The general tax neutrality of the Reorganization to shareholders although Shareholders may be subject to capital gains as a result of the Reorganization.

     o As a result of the Reorganization, each shareholder of Limited Maturity would hold, immediately after the Closing Date, Class A Shares, Class C Shares and Class I Shares of Short Term Bond having an aggregate value equal to the aggregate value of the Limited Maturity shares as of the Closing Date.

     o The Reorganization is a preferred alternative to allowing Limited Maturity to continue operations as a single fund.

     o    The Adviser will bear the costs associated with the Reorganization.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, voted unanimously to approve the Plan and to recommend that the shareholders of Limited Maturity also approve the Plan.

                        FEDERAL INCOME TAX CONSIDERATIONS

As a condition to the Reorganization, the Funds will receive an opinion of counsel, substantially to the effect that, on the basis of the existing provisions of the Code and the regulations thereunder, current administrative rules and court decisions, for federal income tax purposes:

     o    the  Reorganization  will qualify as a tax-free  reorganization  under section 368(a)(1)(C) of the Code, and Limited Maturity and Short Term Bond each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     o Short Term Bond will recognize no gain or loss upon its receipt of Limited Maturity's assets in exchange solely for Short Term Bond's shares and Short Term Bond's assumption of Limited Maturity's liabilities;

     o Limited Maturity will recognize no gain or loss upon the transfer of its assets to Short Term Bond in exchange solely for Short Term Bond's shares and Short Term Bond's assumption of Limited Maturity's liabilities or the distribution of Short Term Bond's shares to Limited Maturity's shareholders in constructive exchange for their Limited Maturity shares;

     o the Shareholders of Limited Maturity will recognize no gain or loss upon the exchange of their shares for Short Term Bond shares;

     o Short Term Bond's tax basis in each Limited Maturity asset received by Short Term Bond in the Reorganization will be the same as Limited
          Maturity's tax basis in that asset immediately prior to the Reorganization;

     o Short Term Bond's holding period for each such asset will include the period during which the asset was held by Limited Maturity (except where Short Term Bond's investment activities have the effect of reducing an asset's holding period);

     o each Limited Maturity shareholder's aggregate tax basis in the shares of Short Term Bond received by each shareholder of Limited Maturity pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Limited Maturity held by such shareholder immediately prior to the Reorganization; and

     o each Limited Maturity shareholder's holding period for Short Term Bond's shares it receives pursuant to the Reorganization will include the period during which the shareholder held Limited Maturity shares exchanged therefor, provided Limited Maturity shares were held as capital assets on the Closing Date.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on Short Term Bond, Limited Maturity or their shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Short Term Bond's utilization after the Reorganization of Limited Maturity's pre-Reorganization capital losses to offset Short Term Bond's gains could be subject to limitation in future years.

There would be taxes payable to shareholders in connection with income and capital gains distributions by Limited Maturity immediately before the Closing Date. These distributions could include gains realized on the disposition of portfolio securities. If shareholders approve the Reorganization, the need for either of the Funds to dispose of investments may result in the Funds' selling securities at a disadvantageous time and price and would result in their incurring transaction costs that would not otherwise have been incurred.

Shareholders of Limited Maturity should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers about state and local tax consequences of the Reorganization.

ADDITIONAL INFORMATION ABOUT SHORT TERM BOND

MANAGEMENT OF THE COMPANY

This section gives you information about the Company, the Adviser and the managers for Short Term Bond.

THE COMPANY

The Company is an open-end investment management company organized as a Maryland corporation on October 27, 1998. The Company consists of three separate diversified series, Short Term Bond, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund, each of which issues three classes of shares: Class A Shares, Class C Shares and Class I Shares. This Proxy Statement/Prospectus describes the Class A Shares, Class C Shares and Class I Shares of Short Term Bond.

Prior to February 18, 2005, Short Term Bond was a series of LEADER Mutual Funds and was named LEADER Short Term Bond Fund.

THE ADVISER

Morgan Asset Management, Inc. serves as the Adviser to Short Term Bond. Pursuant to Short Term Bond's advisory agreement, the Adviser is responsible for the investment management of Short Term Bond, including making investment decisions and placing orders to buy, sell or hold particular securities.

Founded in 1986, the Adviser is an indirect wholly owned subsidiary of Regions Financial Corporation (NYSE: RF), a publicly held financial holding company that provides retail and commercial banking, securities brokerage, mortgage and insurance products and other financial services. The Adviser also serves as investment adviser to the Trust, a separately registered investment company consisting of eleven open-end funds; RMK Advantage Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RMA; RMK High Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RMH; RMK Multi-Sector High Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RHY; RMK Strategic Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RSF; and Regions Morgan Keegan Trust. As of June 30, 2007, the Adviser has more than $33.6 billion in total assets under management. The Adviser's principal offices are located at 417 North 20th Street, Birmingham, AL 35203.

The Adviser is entitled to receive an annual investment advisory fee equal to 0.35% of Short Term Bond's average daily net assets. A discussion regarding the basis for the board of directors approving Short Term Bond's investment advisory agreement is available in its semi-annual report for the period ended December 31, 2006.

PORTFOLIO MANAGERS

The Adviser has two portfolio managers committed to the day-to-day management of Short Term Bond: James C. Kelsoe, Jr. and David H. Tannehill.

JAMES C. KELSOE, JR., CFA - Mr. Kelsoe has been a portfolio manager with the Adviser since 1992. Mr. Kelsoe serves as manager of Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund and as co-portfolio manager of Short Term Bond, each a series of the Company. He also serves as portfolio manager of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc., closed-end investment companies traded on the NYSE. Mr. Kelsoe is currently a senior portfolio manager for the Adviser, where he is responsible for over $4 billion in assets under management and serves as a member of the Adviser's strategy group which oversees over $33.6 billion in assets. He received a B.S. in Finance from the University of Alabama in 1986. He holds the Chartered Financial Analyst designation.

DAVID H. TANNEHILL, CFA - Mr. Tannehill serves as co-portfolio manager of Short Term Bond. Mr. Tannehill has been a portfolio manager for the Adviser since 2004. From 2001 to 2004, Mr. Tannehill was a portfolio manager for Commerce Capital Management, Inc. where he was responsible for managing over $200 million in individual, individual trust, and endowment accounts. Mr. Tannehill has eight years prior experience with Morgan Keegan in investment research of both equity and fixed income securities. Mr. Tannehill earned a BBA in 1983 and an MBA in 1984 from the University of Mississippi. He holds the Chartered Financial Analyst designation.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and the portfolio managers' ownership of securities of Short Term Bond.

FUND DISTRIBUTION AND SHAREHOLDER SERVICE ARRANGEMENTS

Morgan Keegan & Co., Inc. ("Morgan Keegan") serves as the distributor for shares of Short Term Bond. Morgan Keegan, a wholly owned subsidiary of Regions Financial Corporation (NYSE: RF) and an affiliate of the Adviser, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of NASD, Inc. Morgan Keegan provides personalized investment services to its clients through more than 400 offices in 19 states.

Morgan Keegan may offer certain items of nominal value from time to time to any shareholder or investor in connection with the sale of Fund shares. Morgan Keegan may select brokers, dealers and administrators (including depository or other institutions such as commercial banks and savings associations) to provide distribution and/or administrative services for which they will receive fees from the distributor based upon shares owned by their clients or customers. These services include general marketing services such as distributing prospectuses and other information, providing account assistance, and communicating or facilitating purchases and redemptions of Fund shares.

Short Term Bond has adopted a plan under Rule 12b-1 that allows it to pay Morgan Keegan distribution fees for the sale and distribution of the Class A Shares and Class C Shares and for shareholder servicing of those classes. Morgan Keegan bears costs including, but not limited to, printing and distributing prospectuses to investors, preparing and distributing sales literature and compensation of its employees involved in the sales of shares. Because Rule 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Short Term Bond does not impose any 12b-1 fee with respect to Class I Shares.

                                           12b-1             12b-1 SHAREHOLDER
                                     DISTRIBUTION FEES          SERVICE FEES
                                    ---------------------    ------------------
                                     CLASS A   CLASS C        CLASS A  CLASS C
                                     SHARES    SHARES         SHARES   SHARES
 RMK Select Short Term Bond Fund        -       0.20%          0.25%    0.25%
--------------------------------------------------------------------------------

OTHER INFORMATION

Please note that Short Term Bond maintains additional policies and reserve certain rights, including:

Fund shares may not be held in, or transferred to, an account with any firm other than Morgan Keegan, Regions Morgan Keegan Trust or an Authorized Dealer.

The Fund may vary its initial or additional investment levels in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

At any time, the Fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of shares or refuse a purchase order. Additionally, in accordance with applicable law, the Fund may suspend the right of redemption.

To permit investors to obtain the current price, dealers are responsible for transmitting all orders to Morgan Keegan promptly.

Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX CONSIDERATIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends are declared daily and paid by the Fund monthly to the persons who are shareholders in the Fund on the applicable record date. In addition, the Fund pays any capital gain distributions at least annually. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares, unless you elect cash payments.

If you purchase shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in additional shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain distribution. Contact your investment professional or the Fund for information concerning when dividends and capital gain distributions will be paid.

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS

In general, any dividends and distributions of the excess of net short-term capital gain over net long-term capital loss you receive from the Fund are taxable as ordinary income. Although the Fund's dividends attributable to "qualified dividend income" (i.e., dividends received on stock of U.S. and certain foreign corporations with respect to which the fund satisfies certain restrictions) generally would be subject to a 15% maximum federal income tax rate for its individual shareholders, the amount of that income is not expected to be substantial for the Fund. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gains, which also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, the Fund will send you information detailing the amounts of dividends and capital gain distributions distributed to you for the previous year.

The sale (redemption) of Fund shares is a taxable event and may produce a gain or loss. For tax purposes, an exchange is treated the same as a sale. Any capital gain an individual shareholder recognizes on a redemption or exchange through December 31, 2010, of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum rate mentioned above. Net short-term capital gains continue to be taxed at the ordinary income rate.

Unless your investment is in a tax-deferred account, you may want to avoid:

     o Investing a large amount in the Fund shortly before a capital gain distribution or dividend payment date, because when the Fund makes the distribution or payment, you will receive some of your investment back as a taxable distribution, or

     o Selling shares of the Fund at a loss for tax purposes and reinvesting in shares of the Fund within 30 days before or after that sale, because such a transaction is considered a "wash sale," and you will not be allowed to deduct all or part of the tax loss.

Your investment in the Fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING. By law, the Fund must withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you have not provided complete, correct taxpayer identification information to the fund (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against your federal income tax liability or refunded.

PORTFOLIO HOLDINGS INFORMATION

Short Term Bond files its complete schedules of portfolio holdings on Form N-Q with the SEC no more than sixty days after the close of the Fund's first and third quarters of its fiscal year. You may view the Fund's Form N-Q filings, without charge, by calling 800-564-2188 or by visiting the SEC's website at www.sec.gov. The Fund's last Form N-Q filing is available on the Fund's website at www.rmkfunds.com. The Fund's Form N-Q filings may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 800-SEC-0330 for information on the operation of the Public Reference Room. A description of the Fund's policies and procedures with respect to disclosure of its portfolio securities is available in the Fund's Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of Short Term Bond for the periods shown. Some of the information is presented on a per share basis. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and capital gains). Short Term Bond commenced investment operations on February 18, 2005. On that date, the Fund merged with LEADER Short Term Bond Fund, a series of LEADER Mutual Funds, and assumed that portfolio's operating history and performance record. In connection with that merger, Short Term Bond succeeded to the financial history of its predecessor fund. The financial information in the tables below prior to February 18, 2005 has been derived from the predecessor fund's financial statements. The financial statements for the fiscal year ended June 30, 2006, the fiscal period ended June 30, 2005 and the fiscal year ended August 31, 2004 were audited by PricewaterhouseCoopers LLP ("PwC"), whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. For the predecessor fund, another independent registered public accounting firm audited the financial statements for the fiscal years ended August 31, 2003 and 2002. This information should be read in conjunction with the financial statements of the Fund contained in the Company's Annual Report which is incorporated by reference in the Statement of Additional Information, dated August [ ], 2007, relating to this Proxy Statement/Prospectus ("SAI"). The information below for the six-month period ended December 31, 2006 has been derived from the semi-annual financial statements of the Fund, which have not been audited by PwC. This information should be read in conjunction with the financial statements of the Fund contained in the Company's Semi-Annual Report for the six-month period ended December 31, 2006 which also is incorporated by reference into the SAI. The Annual and Semi-Annual Reports may be obtained without charge by calling 800-564-2188.

FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:



                                                        NET REALIZED                                                       NET
                                NET ASSET              AND UNREALIZED    TOTAL      DIVIDENDS                             ASSET
                                 VALUE,       NET          GAINS/        FROM        FROM NET    DISTRIBUTIONS   TOTAL    VALUE,
                                BEGINNING  INVESTMENT   (LOSSES) ON    INVESTMENT   INVESTMENT   FROM CAPITAL   DISTRI-   END OF
                                OF PERIOD    INCOME     INVESTMENTS    OPERATIONS     INCOME         GAINS      BUTIONS   PERIOD
----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
CLASS A SHARES
Six Months Ended December 31,
   2006 (Unaudited) ..........  $  9.98      0.25           0.11          0.36         (0.26)         --        (0.26)   $ 10.08

Year Ended June 30, 2006 .....  $ 10.04      0.42          (0.04)         0.38         (0.44)         --        (0.44)   $  9.98

Period Ended June 30, 2005*...  $ 10.24      0.31          (0.19)         0.12         (0.32)         --        (0.32)   $ 10.04

Year Ended August 31, 2004....  $ 10.22      0.29           0.02          0.31         (0.29)         --        (0.29)   $ 10.24

Year Ended August 31, 2003....  $  9.94      0.36           0.28          0.64         (0.36)         --        (0.36)   $ 10.22

Year Ended August 31, 2002....  $ 10.11      0.39          (0.17)         0.22         (0.39)         --(6)     (0.39)   $  9.94


SHORT TERM BOND FUND
CLASS C SHARES

Six Months Ended December 31,
   2006 (Unaudited) ..........  $  9.96      0.24           0.11          0.35         (0.25)         --        (0.25)   $ 10.06

Period Ended June 30, 2006
   (7) .......................  $ 10.00      0.27          (0.02)         0.25         (0.29)         --        (0.29)   $  9.96

SHORT TERM BOND FUND
CLASS I SHARES

Six Months Ended December 31,
   2006 (Unaudited) ..........  $  9.98      0.26           0.11          0.37         (0.27)         --        (0.27)   $ 10.08

Year Ended June 30, 2006 .....  $ 10.04      0.44          (0.04)         0.40         (0.46)         --        (0.46)   $  9.98

Period Ended June 30, 2005* ..  $ 10.25      0.34          (0.20)         0.14         (0.35)         --        (0.35)   $ 10.04

Year Ended August 31, 2004 ...  $10.22       0.32           0.03          0.35         (0.32)         --        (0.32)   $ 10.25

Year Ended August 31, 2003 ...  $ 9.94       0.39           0.28          0.67         (0.39)         --        (0.39)   $ 10.22

Year Ended August 31, 2002 ...  $10.12       0.41          (0.18)         0.23         (0.41)         --(6)     (0.41)   $  9.94
----------------------------------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year from August 31 to June 30.

(1) Based on net  asset  value,  which  does not  reflect  the  sales  charge or contingent deferred sales charge, if applicable.

(2) Not annualized for periods less than one year.

(3) Ratio annualized for periods less than one year.

(4) Portfolio  turnover  rate is  calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(5) This  voluntary  expense  decrease is  reflected in both the expense and net investment income ratios.

(6) Amount less than $.005.

(7) From the commencement of investment operations on November 4, 2005.

FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                                               RATIOS TO AVERAGE NET ASSETS        SUPPLEMENTAL DATA
                                           --------------------------------------  --------------------

                                                                                     NET
                                                                         EXPENSE    ASSETS,
                                                 NET                     WAIVER/    END(OF   PORTFOLIO
                                  TOTAL       INVESTMENT      NET       REIMBURSE-  PERIOD    TURNOVER
                                RETURN(1)(2)   INCOME(3)   EXPENSES(3)  MENT(3)(5)  (000'S)   RATE (4)
--------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
CLASS A SHARES
Six Months Ended December 31,
   2006 (Unaudited) ..........     3.62%         4.85%        0.71%        0.10%    $ 23,262      27%

Year Ended June 30, 2006 .....     3.85%         4.18%        0.89%        0.03%    $  4,986      47%

Period Ended June 30, 2005*...     1.21%         3.65%        1.08%        0.23%    $  5,097      26%

Year Ended August 31, 2004....     3.02%         2.76%        1.14%        0.23%    $  7,396      92%

Year Ended August 31, 2003....     6.57%         3.48%        1.19%        0.28%    $  4,136      37%

Year Ended August 31, 2002....     2.22%         3.77%        1.27%        0.40%    $    969      20%


SHORT TERM BOND FUND
CLASS C SHARES

Six Months Ended December 31,
   2006 (Unaudited) ..........     3.53%         4.65%        0.91%        0.10%         143      27%

Period Ended June 30, 2006
   (7) .......................     2.50%         3.98%        1.09%        0.03%    $     81      47%

SHORT TERM BOND FUND
CLASS I SHARES

Six Months Ended December 31,
   2006 (Unaudited) ..........     3.75%         5.10%        0.46%        0.10%    $ 55,080      27%

Year Ended June 30, 2006 .....     4.12%         4.43%        0.64%        0.03%    $ 61,186      47%

Period Ended June 30, 2005* ..     1.35%         3.97%        0.81%        0.39%    $ 66,896      26%

Year Ended August 31, 2004 ...     3.44%         3.07%        0.84%        0.54%    $ 62,281      92%

Year Ended August 31, 2003 ...     6.86%         3.84%        0.90%        0.60%    $ 40,957      37%

Year Ended August 31, 2002 ...     2.30%         4.05%        0.98%        0.69%    $ 28,151      20%
------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year from August 31 to June 30.

(1) Based on net  asset  value,  which  does not  reflect  the  sales  charge or contingent deferred sales charge, if applicable.

(2) Not annualized for periods less than one year.

(3) Ratio annualized for periods less than one year.

(4) Portfolio  turnover  rate is  calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(5) This  voluntary  expense  decrease is  reflected in both the expense and net investment income ratios.

(6) Amount less than $.005.

(7) From the commencement of investment operations on November 4, 2005.

                               VOTING INFORMATION

                                  VOTING RIGHTS

Shareholders of Limited Maturity at the close of business on the Record Date will be entitled to be present and vote at the Meeting with respect to their shares. Each whole share of Limited Maturity is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by the shareholders at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. As of the Record Date, there were [ ] Class A Shares, [ ] Class C Shares, and [ ] Class I Shares outstanding.

[As of the Record Date, Trustees and officers of the Trust owned less than 1% of the outstanding shares of any class of Limited Maturity.] Appendix B sets forth shareholders who own beneficially or of record 5% or more of any class of Limited Maturity as of the Record Date.

                            REQUIRED SHAREHOLDER VOTE

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding voting securities of Limited Maturity as defined in the 1940 Act. This means the affirmative vote of the lesser of (1) more than 50% of the outstanding voting securities of the Fund or (2) 67% or more of the voting securities of the Fund present at that meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy at the Meeting.

If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the Reorganization Plan and "FOR" or "AGAINST" any other business that may properly arise at the Meeting, in the proxies' discretion.

                       QUORUM, TABULATION AND ADJOURNMENT

The presence, in person or by proxy, of Limited Maturity shareholders entitled to cast one-half of all the votes entitled to be cast at the Meeting, shall constitute a quorum at the Meeting. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" any proposal in favor of such an adjournment. Any adjourned session may be held within a reasonable time without further notice.

Broker non votes are shares held in "street name" for which a broker or other nominee indicates that it has not received instructions from the beneficial owners or other persons entitled to vote and for which the broker or other nominee does not have discretionary voting authority. Votes withheld, abstentions and broker non votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST the Reorganization Plan or any adjournment. Accordingly, votes withheld, abstentions and broker non votes effectively will be a vote AGAINST the Reorganization Plan or any adjournment because the required vote is a percentage of the shares present at the Meeting.

                             SOLICITATION OF PROXIES

The solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Trust's officers or employees or representatives of the Adviser or one of its affiliates. The cost of the solicitation will be borne by the Adviser.

                              REVOCATION OF PROXIES

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate the shareholder's name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

                                  OTHER MATTERS

        The Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business properly comes before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.


THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REORGANIZATION PLAN, AS INDICATED IN THE PROPOSAL.

                                        By order of the Board of Trustees,

                                        /s/ Charles D. Maxwell

                                        Charles D. Maxwell
                                        Secretary

August [  ], 2007

                                   APPENDIX A

              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("AGREEMENT") is made as of _______ __, 2007 between (1) REGIONS MORGAN KEEGAN SELECT FUNDS, a Massachusetts business trust ("TRUST"), on behalf of Regions Morgan Keegan Select Limited Maturity Fixed Income Fund ("TARGET"), a segregated portfolio of assets ("SERIES") thereof, (2) MORGAN KEEGAN SELECT FUND, INC., a Maryland corporation ("CORPORATION"), on behalf of Regions Morgan Keegan Select Short Term Bond Fund ("ACQUIRING FUND"), a series thereof, and (3) solely for purposes of paragraphs 4.4 and 7, MORGAN ASSET MANAGEMENT, INC. ("ADVISOR"). (Each of Target and Acquiring Fund is sometimes referred to herein as a "FUND," and each of the Trust and the Corporation is sometimes referred to herein as an "INVESTMENT COMPANY.") All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by the Trust on Target's behalf and by the Corporation on Acquiring Fund's behalf, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Investment Company of which it is a series acting on its behalf.

     Each  Investment  Company  wishes to effect a  reorganization  described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("CODE"), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("REGULATIONS"). The reorganization will consist of (1) the transfer of Target's assets to Acquiring Fund in exchange solely for the issuance to Target of shares of common stock of Acquiring Fund and Acquiring Fund's assumption of all of Target's liabilities,
(2) Target's distribution of those shares pro rata to the holders of shares of beneficial interest in Target in exchange therefor and in complete liquidation of Target, and (3) the termination of Target, all on the terms and conditions set forth herein (collectively, the "REORGANIZATION").

     Each Investment Company's Board of Trustees/Directors (each, a "BOARD"), in each case including a majority of its members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 ACT")) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

     Target's shares are divided into three classes, designated Class A shares, Class C shares and Class I shares ("CLASS A TARGET SHARES", "CLASS C TARGET SHARES" and "CLASS I TARGET SHARES," respectively, and collectively "TARGET SHARES"). Acquiring Fund's shares are also divided into three classes, also designated Class A shares, Class C shares and Class I shares ("CLASS A ACQUIRING FUND SHARES", "CLASS C ACQUIRING FUND SHARES" and "CLASS I ACQUIRING FUND SHARES," respectively, and collectively "ACQUIRING FUND SHARES"). Each class of Target Shares is substantially similar to the correspondingly designated class of Acquiring Fund Shares.

     In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.   PLAN OF REORGANIZATION AND TERMINATION
     --------------------------------------

     1.1. Subject to the requisite approval of Target's shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("ASSETS") to Acquiring Fund. In exchange therefor, Acquiring Fund shall --

   (a) issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (1) Class A Acquiring Fund Shares determined by dividing Target's net value (computed as set forth in paragraph 2.1) ("TARGET VALUE") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), (2) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share (as so computed), and (3) Class I Acquiring Fund Shares determined by dividing the Target Value attributable to the Class I Target Shares by the NAV of a Class I Acquiring Fund Share (as so computed), and

   (b) assume  all  of  Target's   liabilities   described  in  paragraph   1.3
       ("LIABILITIES").

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

     1.2 The Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Target's books -- Target owns at the VALUATION TIME (as defined in paragraph 2.1).

     1.3 The Liabilities shall consist of all of Target's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known Liabilities before the Effective Time (as defined in paragraph 3.1).

     1.4 At or immediately before the Effective Time, Target shall declare and pay to its shareholders one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its (a) "investment company taxable income" (within the meaning of section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (b) "net capital gain" (as defined in section 1222(11) of the Code), after reduction by any capital loss carryforward, for the current taxable year through the Effective Time.

     1.5 At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a "SHAREHOLDER"), in proportion to their Target Shares then held of record and in constructive exchange therefore, and will completely liquidate. That distribution shall be accomplished by Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring those Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class A Target Shares shall be credited with the respective pro rata number of Class A Acquiring Fund Shares due that Shareholder, the account for each Shareholder that holds Class C Target Shares shall be credited with the respective pro rata number of Class C Acquiring Fund Shares due that Shareholder, and the account for each Shareholder that holds Class I Target Shares shall be credited with the respective pro rata number of Class I Acquiring Fund Shares due that Shareholder). The aggregate NAV of Acquiring Fund Shares to be so credited to each Shareholder's account shall equal the aggregate NAV of the Target Shares such Shareholder owned at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

     1.6 As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of the Trust and any further actions shall be taken in connection therewith as required by applicable law.

     1.7 Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("COMMISSION"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

     1.8 Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's share transfer books of the Target Shares actually or constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

2.  VALUATION
    ---------

     2.1 For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange and the declaration of any dividends and/or other distributions on the date of the Closing ("VALUATION TIME"), using the valuation procedures (i) set forth in Trust's then-current prospectus and statement of additional information and (ii) established by the Board, less (b) the amount of the Liabilities at the Valuation Time.

     2.2 For purposes of paragraph 1.1(a), the NAV per Acquiring Fund Share shall be computed at the Valuation Time, using such valuation procedures.

     2.3 All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of the Adviser.

3.   CLOSING AND EFFECTIVE TIME
     --------------------------

     3.1 The Reorganization, together with related acts necessary to consummate the same ("CLOSING"), shall occur at the Investment Companies' offices on ________, 2007 or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the date thereof ("EFFECTIVE TIME"). If, at the Valuation Time, (a) the New York Stock Exchange or another primary trading market for portfolio securities of either Fund (each, an "EXCHANGE") is closed to trading or trading thereupon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that accurate appraisal of the Target Value and/or the NAV of an Acquiring Fund Share of any class is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored.

     3.2 Trust shall direct its fund accounting and pricing agent to deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Target's books immediately before the Closing.

     3.3 Trust shall direct the custodian of its assets (a) to deliver at the Closing a certificate of an authorized officer stating that (1) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (2) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, (b) to transfer and deliver at the Effective Time, for Acquiring Fund's account, each of Target's portfolio securities represented by a certificate or other written instrument duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof, (c) to transfer at the Effective Time by book entry, in accordance with the customary practices of such custodian and any "securities depository" (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories, and (d) to transfer cash held by Target by wire transfer of federal funds at the Effective Time.

     3.4 Trust shall direct the Transfer Agent to deliver at the Closing a certificate of an authorized officer as to the opening of accounts in the Shareholders' names on Acquiring Fund's share transfer books and a confirmation, or other evidence satisfactory to Trust, that the Acquiring Fund Shares to be credited to Target at the Effective Time have been credited to Target's account on those books.

     3.5 Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     4.1 The Trust, on Target's behalf, represents and warrants to the Corporation, on Acquiring Fund's behalf, as follows:

   (a) Trust is a trust operating under a written declaration of trust ("DECLARATION"), the beneficial interest in which is divided into transferable shares, that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; a copy of the Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts; the Trust has all necessary federal, state, and local authorizations to carry on Target's business as a series of an investment company and to carry out this Agreement; and before January 1, 1997, the Trust claimed classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since;

   (b) Trust is duly registered as an open-end management investment company under the 1940 Act, such registration is in full force and effect, and no proceeding has been instituted to suspend such registration;

   (c) Target is a duly established and designated series of Trust;

   (d) At the Effective Time, Trust, on Target's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans," as referred to in section 851(b)(2) of the Code, or that are restricted to resale by their terms), and on delivery and payment for the Assets, Corporation, on Acquiring Fund's behalf, will acquire good and marketable title thereto;

   (e) Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act") and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and Target's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and restrictions set forth therein, except as previously disclosed in writing to and accepted by Corporation;

   (f) Target is not currently engaged in, and Trust's execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a material violation of any provision of Massachusetts law, Trust's Declaration or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an "UNDERTAKING") to which Trust (with respect to Target) is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Trust (with respect to Target) is a party or by which it is bound;

   (g) All material contracts and other commitments of or applicable to Target (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Target thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Trust, on Target's behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

   (h) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Trust's Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Trust (with respect to Target), enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

   (i) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act (collectively, "FEDERAL SECURITIES LAWS") or state securities laws, and no authorizations, consents, or orders of any court are required, for Trust's execution or performance of this Agreement, except for (a) Corporation's filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("REGISTRATION STATEMENT"), including therein a prospectus and proxy statement ("PROXY STATEMENT"), and (b) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

   (j) On the effective date of the Registration Statement, at the time of the SHAREHOLDERS MEETING (as defined in paragraph 5.1), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Corporation for use therein;

   (k) Target incurred the Liabilities in the ordinary course of its business; and there are no Liabilities other than those disclosed or provided for in Trust's financial statements referred to in paragraph 4.1(s) and Liabilities incurred by Target in the ordinary course of its business subsequent to May 31, 2007, none of which has been materially adverse to the business, assets, or results of Target's operations;

   (l) Target is a "fund" (as defined in section 851(g)(2) of the Code); for each taxable year of its operation (including the taxable year ending at the Effective Time), Target has met (or for its current taxable year will meet) the requirements of Subchapter M of Chapter 1 of the Code ("SUBCHAPTER M") for qualification as a regulated investment company ("RIC") and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852 of the Code; from the time Trust's Board approved the transactions contemplated hereby ("APPROVAL TIME") through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(m); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund's investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and Target has not at any time since its inception been liable for, and is not now liable for, any material tax pursuant to sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by Corporation;

   (m) Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization;

   (n) At the Effective Time, at least 33-1/3% of Target's portfolio assets will meet Acquiring Fund's investment objectives, strategies, policies, risks, and restrictions, and Target did not alter and will not alter its portfolio in connection with the Reorganization to meet such 33-1/3% threshold;

   (o) To the best of Trust's management's knowledge, as of the record date for Target's shareholders entitled to vote on approval of this Agreement, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that was less than 50% of the number of the Target Shares as of such date;

   (p) Target is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

   (q) During the five-year period ending at the Effective Time, (a) neither Target nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Shares, other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

   (r) By the Effective Time, Target shall have duly and timely filed all federal, state, local, and foreign tax returns required by law to have been filed by such date (giving effect to properly and timely filed extensions of time to file); Target has timely paid all taxes payable pursuant to such filed returns except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; and Target is in compliance in all material respects with applicable Regulations pertaining to the reporting of distributions on and redemptions of its shares and to withholding in respect of distributions to shareholders and is not liable for any material penalties that could be imposed thereunder;

   (s) The Statement of Assets and Liabilities (including Schedule of Investments), Statement of Operations, and Statement of Changes in Net Assets (collectively, "STATEMENTS") of Target at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended May 31, 2007, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm ("PWC"), and are in accordance with generally accepted accounting principles ("GAAP"), and copies thereof have been delivered to Corporation; to Trust's management's best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP consistently applied at such date that are not disclosed therein; and such Statements present fairly, in all material respects, Target's financial condition at such date in accordance with GAAP consistently applied and the results of its operations and changes in its net assets for the period then ended;

   (t) Since May 30, 2007, there has not been any material adverse change in Target's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date such indebtedness was incurred, except as previously disclosed in writing to and accepted by Corporation; for purposes of this representation, a decline in NAV per Target Share due to declines in market values of securities Target holds, the discharge of Target's liabilities, or the redemption of Target Shares by its shareholders shall not constitute a material adverse change;

   (u) All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target's shareholder records, as provided in paragraph 3.3; and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares; and

   (v) Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

     4.2 The Corporation, on Acquiring Fund's behalf, represents and warrants to the Trust, on Target's behalf, as follows:

   (a) The Corporation is a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation ("ARTICLES") are on file with that state's Department of Assessments and Taxation;

   (b) Corporation is duly registered as an open-end management investment company under the 1940 Act, such registration is in full force and effect, and no proceeding has been instituted to suspend such registration;

   (c) Acquiring  Fund  is  a  duly   established   and  designated   series  of
       Corporation;

   (d) No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

   (e) The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized by Corporation and, when issued and delivered as provided herein (including the receipt of consideration in exchange therefor exceeding their par value), will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable by Corporation;

   (f) Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and restrictions set forth therein, except as previously disclosed in writing to and accepted by Trust;

   (g) Acquiring Fund is not currently engaged in, and Corporation's execution, delivery, and performance of this Agreement will not result in, (1) a material violation of any provision of Maryland law, Corporation's Articles or By-Laws, or any Undertaking to which Corporation (with respect to Acquiring Fund) is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Corporation (with respect to Acquiring Fund) is a party or by which it is bound;

   (h) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Corporation's Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Corporation (with respect to Acquiring
       Fund), enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

   (i) No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws or state securities laws, and no authorizations, consents, or orders of any court are required, for Corporation's execution or performance of this Agreement, except for (a) the filing with the Commission of the Registration Statement and a post-effective amendment to Corporation's registration statement on Form N1-A and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

   (j) On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, the Proxy Statement will
       (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus/Statement made in reliance on and in conformity with information furnished by Trust for use therein;

   (k) Acquiring Fund is a "fund" (as defined in section 851(g)(2) of the Code); for each taxable year of its operation (including the taxable year in which the Effective Time occurs), Acquiring Fund has met (or for its current taxable year will meet) the requirements of Subchapter M for qualification as a RIC and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852 of the Code; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material tax pursuant to sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by Trust;

   (l) Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of such business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

   (m) Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization; following the Reorganization, Acquiring Fund will continue, and has no intention to change, such line of business; and at the Effective Time, (1) at least 33-1/3% of Target's portfolio assets will meet Acquiring Fund's investment objectives, strategies, policies, risks, and restrictions and (2) Acquiring Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks, or restrictions after the Reorganization;

   (n) There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business or statutory trust or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

   (o) During  the  five-year  period  ending  at the  Effective  Time,  neither
       Acquiring Fund nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares with consideration other than Acquiring Fund Shares;

   (p) By the Effective Time, Acquiring Fund shall have duly and timely filed all federal, state, local, and foreign tax returns required by law to have been filed by such date (giving effect to properly and timely filed extensions of time to file); Acquiring Fund has timely paid all taxes payable pursuant to such filed returns except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; and Acquiring Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of distributions on and redemptions of its shares and to withholding in respect of distributions to shareholders and is not liable for any material penalties that could be imposed thereunder;

   (q) Acquiring Fund's Statements at and for the fiscal year (in the case of its Statement of Changes in Net Assets, for the two fiscal years) ended June 30, 2007, have been audited by PWC, and copies thereof have been delivered to Trust; to Corporation's management's best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP consistently applied at such date that are not disclosed therein; and such Statements present fairly, in all material respects, Acquiring Fund's financial condition at the date thereof in accordance with GAAP consistently applied and the results of its operations and changes in its net assets for the period then ended;

   (r) Since June 30, 2007, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as previously disclosed in writing to and accepted by Trust; for purposes of this representation, a decline in NAV per Acquiring Fund Share due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund's liabilities, or the redemption of Acquiring Fund Shares by its shareholders shall not constitute a material adverse change;

   (s) Assuming the truthfulness and correctness of Trust's representation and warranty in paragraph 4.1(v), immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

   (t) Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

   (u) Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the

       Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

   (v) All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Corporation; and Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and

   (w) Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received.

   4.3 Each Investment Company, on its respective Fund's behalf, represents and warrants to the other Investment Company, on its respective Fund's behalf, as follows:

   (a) The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

   (b) Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or
       (2) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of such Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

   (c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

   (d) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

   (e) There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

   (f) Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of this representation, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets it held immediately before the Reorganization;

   (g) None of the compensation received by any Shareholder who or that is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares such Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

   (h) Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (as defined in section 304(c) of the Code) of Acquiring Fund;

   (i) No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, Advisor, or any third party unless such expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("REORGANIZATION EXPENSES"), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof; and

   (j) The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1(q), 4.2(o), and 4.2(u) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Effective Time.

    4.4. Advisor represents and warrants that, based on its review of the Funds' respective investment portfolios, it has determined that their respective holdings generally are compatible and, as a result, believes that all or substantially all of the Assets can be transferred to and held by Acquiring Fund pursuant to the Reorganization..

5.  COVENANTS
    ---------

    5.1 The Corporation covenants to call a meeting of Target's shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein ("SHAREHOLDERS MEETING").

    5.2 Trust covenants to operate Target's business, and Corporation covenants to operate Acquiring Fund's business, in the ordinary course between the date hereof and the Closing, it being understood that:

        (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities; and

        (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Target shall not dispose of more than an insignificant portion of its historic business assets (as defined above) during such period without Acquiring Fund's prior consent, and the Investment Companies shall coordinate the Funds' respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

    5.3 The Trust covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

    5.4 The Trust covenants that it will assist the Corporation in obtaining information the Corporation reasonably requests concerning the beneficial ownership of Target Shares.

    5.5 The Trust covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Corporation at the Closing.

    5.6 Each Investment Company covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

    5.7 Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

    5.8 The Corporation covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

    5.9 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.  CONDITIONS PRECEDENT
    --------------------

    Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

    6.1 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. A post-effective amendment ("POST-EFFECTIVE AMENDMENT") to the Registration Statement of Corporation with respect to the Acquiring Fund shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each
Investment Company's best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties; provided that either Investment Company may for itself waive such conditions;

    6.2 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company's knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

    6.3 The Investment Companies shall have received an opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP ("COUNSEL") as to the federal income tax consequences mentioned below ("TAX OPINION"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and, if Counsel requests, in separate letters addressed to Counsel and the certificates delivered pursuant to paragraph 3.5. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

     (a) Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (b) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

     (c) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

     (d) Acquiring Fund's basis in each Asset will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for each Asset will include Target's holding period therefore (except where Acquiring Fund's investment activities have the effect of reducing an Asset's holding period);

     (e) A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

     (f) A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

7.  EXPENSES
    --------

    Adviser has agreed that, subject to satisfaction of the condition contained in paragraph 4.3(i), Adviser or its affiliates shall bear and promptly pay all Reorganization Expenses the Funds incur. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

8.  ENTIRE AGREEMENT; NO SURVIVAL
    -----------------------------

    Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION
   -----------

    This Agreement may be terminated at any time at or before the Closing:

    9.1 By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before _______ __, 2007 or such other date as to which the Investment Companies agree; or

    9.2 By the Investment Companies' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, neither Investment Company (nor its trustees/directors, officers, or shareholders) shall have any liability to the other Investment Company.

10. AMENDMENTS
    ----------

    The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Target's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

11. MISCELLANEOUS
    -------------

    11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

    11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company (on its respective Fund's behalf) and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

    11.3 Notice is hereby given that this instrument is executed and delivered on behalf of the Trust's trustees solely in their capacities as trustees and not individually. Each Investment Company's obligations under this instrument are not binding on or enforceable against any of its trustees/directors, officers, or shareholders or any series of the Investment Company other than its Fund but are only binding on and enforceable against its Fund's property. Each Investment Company, in asserting any rights or claims under this Agreement on its Fund's behalf, shall look only to the other Fund's property in settlement of such rights or claims and not to the property of any other series of the other Investment Company or to such trustees/directors, officers, or shareholders.

    11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    11.5 Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

    IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.




                              REGIONS MORGAN KEEGAN SELECT FUNDS,
                              on behalf of Regions Morgan Keegan Select
                              Limited Maturity Fixed Income Fund



                              By:_______________________________________
                              Name:
                              Title:






                              MORGAN KEEGAN SELECT FUND, INC., on
                              behalf of Regions Morgan Keegan Select Short
                              Term Bond Fund



                              By:_______________________________________
                              Name:
                              Title:





                              Agreed and accepted as to paragraphs 4.4 and 7 only:


                              MORGAN ASSET MANAGEMENT, INC.



                              By:_______________________________________
                              Name:
                              Title:

                                   APPENDIX B

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OR RECORD OWNERS

As of the Record Date, to the Company's and Trust's knowledge, the following persons owned beneficially or of record 5% or more of the Class A Shares, Class C Shares, or Class I Shares of a Fund.

-----------------------------------------------------------------------------------------------------------
SHAREHOLDER'S OR SHAREHOLDER'S       PERCENT RECORD OWNERSHIP OF      PERCENT RECORD OWNERSHIP OF SHARES
NAME/ADDRESS                              SHARES OF THE FUND          OF THE COMBINED FUND (ASSUMING THE
                                                                             REORGANIZATION OCCURS)
-----------------------------------------------------------------------------------------------------------
LIMITED MATURITY- CLASS A SHARES
-----------------------------------------------------------------------------------------------------------
LIMITED MATURITY- CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
LIMITED MATURITY - CLASS I SHARES
-----------------------------------------------------------------------------------------------------------
SHORT TERM BOND - CLASS A SHARES
-----------------------------------------------------------------------------------------------------------
SHORT TERM BOND - CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
SHORT TERM BOND - CLASS I SHARES
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

[Regions Morgan Keegan Trust may be deemed to be a control person of Short Term Bond and Limited Maturity by virtue of its direct or indirect ownership of more than 25% of the shares of each Fund.]

                                   APPENDIX C

        PURCHASE, EXCHANGE, REDEMPTION PROCEDURES AND OTHER INFORMATION

BUYING AND SELLING SHARES

Purchases of shares of Limited Maturity or Short Term Bond may be made by contacting your Morgan Keegan Financial Adviser or by calling Morgan Keegan at 800-222-8866. You may also visit our website at www.morgankeegan.com to locate the Morgan Keegan branch nearest you. New investors must complete Morgan Keegan's New Account Form and return it along with a check for your initial investment payable to "Morgan Keegan" to your Financial Adviser or to Morgan Keegan at Fifty North Front Street, Memphis, TN 38103. Purchases of shares also may be made through a broker-dealer, investment professional, financial institution which has been authorized to offer shares by Morgan Keegan. Some authorized dealers may charge a transaction fee for this service. Each Fund reserves the right to reject any purchase request.

Each Fund offers Class A, Class C and Class I Shares. All shares are purchased and sold at their net asset value ("NAV") with any applicable sales load. These portfolios are not designed for market-timers. The price at which a purchase or sale is effected is based on the next calculation of NAV after an order is placed. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

Reference is made to the Prospectuses of the Trust and the Company for a complete description of the purchase, exchange, and redemption procedures applicable to purchases, exchanges, and redemptions of Fund shares. Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to Fund shares.

PURCHASE PROCEDURES.


The following chart shows the minimum initial and subsequent investment amounts for each Fund:

Minimum Investments - Class A Shares & Class C Shares

--------------------------------------------------------------------------------
FUND        INITIAL   SUBSEQUENT RETIREMENT RETIREMENT PLAN     SYSTEMATIC
           INVESTMENT INVESTMENT    PLAN      SUBSEQUENT     INVESTMENT PLAN
            MINIMUM    MINIMUM   INVESTMENT   INVESTMENT        SUBSEQUENT
                                  MINIMUM       MINIMUM         INVESTMENT
                                                                 MINIMUM
LIMITED      $1,000      $50        $250          $50              $50
MATURITY

SHORT TERM   $1,000      $50        $250          $50              $50
BOND
--------------------------------------------------------------------------------

There is no minimum initial investment for Class I Shares. However, Class I Shares are available only to a limited group of investors at the discretion of the funds. If a shareholder is investing through a special program, such as a large employer-sponsored retirement plan, advisory accounts of the Adviser or certain programs available through brokers, like wrap accounts, a shareholder may be eligible to purchase Class I Shares. In special circumstances, these minimums may be waived or lowered at the Funds' discretion.

INITIAL INVESTMENT MINIMUMS OF SHORT TERM BOND WILL BE WAIVED FOR PURPOSES OF THE REORGANIZATION.

SALES CHARGE WHEN YOU PURCHASE OR REDEEM.

The purchase price of Limited Maturity's and Short Term Bond's Shares is based on NAV, plus any applicable sales charges. However, shareholders of Limited Maturity will not be charged these sales charges in connection with the Reorganization.

CLASS A SHARES.

Class A Shares of Limited Maturity and Short Term Bond are offered on a continuous basis at an "offering price" equal to their NAV, plus a front end sales charge as listed below:

       AMOUNT OF                    AS A % OF          AS A % OF NET
       INVESTMENT                 OFFERING PRICE      AMOUNT INVESTED

 Up to $49,999                       1.50%                1.52%
--------------------------------------------------------------------------------
 $50,000 to $99,999                  1.25%                1.27%
--------------------------------------------------------------------------------
 $100,000 to $249,999                1.00%                1.01%
--------------------------------------------------------------------------------
 $250,000 to $499,999                0.75%                0.76%
--------------------------------------------------------------------------------
 $500,000 to $999,999                0.50%                0.50%
--------------------------------------------------------------------------------
 $1 million or more(1)                NAV                  NAV
--------------------------------------------------------------------------------

(1) A SHAREHOLDER CAN PURCHASE $1 MILLION OR MORE OF CLASS A SHARES WITHOUT A SALES CHARGE. HOWEVER, IF THE SHAREHOLDER PURCHASES SHARES OF THAT AMOUNT, THEY WILL BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE IF THE SHAREHOLDER REDEEMS WITHIN ONE YEAR OF THE DATE OF PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE ON REDEMPTIONS OF SHARES IS 1.00% OF THE LESSER OF THE PURCHASE PRICE OF THE SHARES OR THEIR NAV AT THE TIME OF REDEMPTION. IN THE EVENT OF A PARTIAL REDEMPTION, THE CONTINGENT DEFERRED SALES CHARGE WILL BE APPLIED TO THE OLDEST SHARES HELD FIRST. THE DISTRIBUTOR MAY PAY A DEALER CONCESSION AND/OR SERVICE FEE FOR PURCHASES OF $1 MILLION OR MORE.


No initial sales charge is imposed, or contingent deferred sales charge assessed, on Class A shares issued as a result of the automatic reinvestment of dividends or capital gains distribution.

BREAKPOINT DISCOUNTS RELATING TO LIMITED MATURITY AND SHORT TERM BOND.

Limited Maturity and Short Term Bond shareholders may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Funds are indicated in the table above. A shareholder of Limited Maturity or Short Term Bond or the shareholder's investment professional would need to notify the Fund's transfer agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for the shareholder to inform his or her investment professional of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint ("Qualifying Accounts"). Qualifying Accounts mean those accounts in the Funds held directly or through an investment professional or through a single-participant retirement account by the Shareholder, his or her legal spouse, and/or his or her children under age 21, which can be linked using taxpayer identification numbers (TINs), social security numbers (SSNs), or broker identification numbers (BINs).

In order to verify shareholder eligibility for a breakpoint discount, shareholders will be required to provide to his or her investment professional certain information on the shareholder's new account form and may be required to provide account statements regarding Qualifying Accounts. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in the shareholder not receiving a breakpoint discount to which he or she is otherwise entitled. Breakpoint discounts apply only to a shareholder's current purchase and do not apply retroactively to previous purchases.

The sales charges applicable to Limited Maturity and Short Term Bond Shares, and the breakpoint discounts offered with respect to such shares, are described in full in the respective Prospectuses and SAIs relating to Limited Maturity or Short Term Bond.

THE FRONT END SALES CHARGE FOR CLASS A SHARES MAY ALSO BE ELIMINATED OR REDUCED AT PURCHASE IF:

o you purchase shares through financial intermediaries that do not receive sales charge dealer concessions;
o you purchase shares through "wrap accounts," asset allocation programs, or similar programs, under which clients may pay a fee for account services;
o you sign a letter of intent to purchase a specific dollar amount of additional shares within 13 months (your discount will be determined based on the schedule in the Class A Share's sales charge table above); or
o you are an officer, director, employee or retired employee of Regions, or its affiliates, and your legal spouse and dependent children, or a Director or officer of the Company, and your legal spouse and dependent children.

Please note, Limited Maturity may also waive the front end sales charge if:

o you have redeemed shares from another broker dealer and invest the same amount or greater in the funds provided that you paid a sales charge in connection with the purchase or redeeming of the shares and further provided that the purchase of shares is within 30 days of redemption;
o    you are a Trust customer purchasing through Regions Morgan Keegan Trust; or
o you purchase shares through a retirement plan that is a customer of Regions Morgan Keegan Trust (e.g. Express IRA, 401(k)).


CLASS C SHARES.

Class C Shares are offered on a continuous basis at a price equal to their NAV. Class C Shares that are redeemed within one year of purchase are subject to a contingent deferred sales charge of 1% of the redemption amount. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no contingent deferred sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. Proceeds from the contingent deferred sales charge are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class C Shares.

If your investment qualifies for a reduction or elimination of the contingent deferred sales charge, your investment professional must notify the funds' transfer agent at the time of redemption. If the transfer agent is not notified, the contingent deferred sales charge will apply.

YOU WILL NOT BE CHARGED A CONTINGENT DEFERRED SALES CHARGE WHEN REDEEMING CLASS C SHARES OF EITHER SHORT TERM BOND OR LIMITED MATURITY:

o on the portion of redemption proceeds attributable to increases in the value of your account due to increases in the NAV;
o on shares acquired through reinvestment of dividends and capital gain distributions;
o if your redemption is a required distribution and you are over the age of 70-1/2 from an IRA or other retirement plan;
o upon the death or disability of the last surviving shareholder(s) of the account;
o when redeeming and directing the proceeds to the purchase of shares of a series of the Regions Morgan Keegan Select Fund Family. It is your responsibility to inform the broker of your intention to exercise this option at the time of the redemption and purchase; or
o if a fund redeems your shares and closes your account for not meeting the minimum balance requirement.


Please note, Limited Maturity also waives the contingent deferred sales charge when redeeming Class C Shares:

o    if you are a Trust customer  redeeming through Regions Morgan Keegan Trust;
     or
o if you purchased shares through a retirement plan that is a customer of Regions Morgan Keegan Trust (e.g. Express IRA, 401(k)).

To keep the sales charge as low as possible, the Funds will redeem your shares in the following order:
o    shares that are not subject to a contingent deferred sales charge; and

o    shares held the longest

The contingent deferred sales charge is then calculated using the share price at the time of purchase or redemption, whichever is lower.

CLASS I SHARES.

Class I Shares are offered on a continuous basis at a price equal to their NAV, without an initial sales charge or a contingent deferred sales charge. Class I Shares are available only to a limited group of investors at the discretion of the Funds, including employer-sponsored retirement plans, advisory accounts of investment managers, and certain programs available through brokers, like wrap accounts. These programs usually involve special conditions and separate fees. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class I Shares.

REDEMPTION PROCEDURES

Redemptions of Limited Maturity and Short Term Bond may be made through a local Morgan Keegan office or by telephoning Morgan Keegan at 800-366-7426. Regions Morgan Keegan Trust customers may redeem shares of a Fund through their local Regions Morgan Keegan Trust Administrator. Redemptions also may be made through a Systematic Withdrawal Program on a regular basis in minimum amounts of $100. You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form it is purchased at the next determined NAV.

Shares of the Limited Maturity and Short Term Bond are redeemed at their NAV next determined after the redemption request is received in proper form on each day on which the Fund computes its NAV. Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. However, payment may be delayed up to fifteen days to allow the shareholder's purchase payment to clear; or up to seven days during periods of market volatility, or when the shareholder's trade activity or amount adversely impacts a Fund's ability to manage its assets.

The right of investors to redeem their shares, and the date of payment for redemptions, may be suspended or postponed (1) for any periods when the NYSE is closed (other than customary weekend and holiday closings); (2) when trading is restricted in markets normally utilized by each Fund or when an emergency, as defined by the rules and regulations of the SEC exists, making disposal of the Funds' investments or determination of its NAV not reasonably practicable; or
(3) for such other periods as the SEC by order may permit for protection of the Funds' shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the NAV next determined after the suspension is lifted.

The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the Funds' per share NAV. However, each Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000, or (2) 1% of the NAV of the Fund at the beginning of such period. If payment is made in securities, a shareholder will incur brokerage or transactional expenses in converting those securities into cash, will be subject to fluctuation in the market price of those securities until they are sold, and may realize taxable gain or loss (depending on the value of the securities received and the shareholder's adjusted basis in the redeemed shares)

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in your account and pay you the proceeds if your account balance falls below the required minimum initial investment amount due to exchanges and redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum. If you do not take action within 30 days, Morgan Keegan may sell your shares and mail the proceeds to you at the address of record.

EXCHANGE PROCEDURES.

Limited Maturity and Short Term Bond offer the ability to exchange shares of the same class of any series of the Regions Morgan Keegan Select Fund Family without paying a sales charge or a contingent deferred sales charge by calling or writing to Morgan Keegan, Regions Morgan Keegan Trust or an Authorized Dealer, as appropriate. Shares of any series of the Regions Morgan Keegan Select Fund Family may be acquired in exchange for shares of the same class of any other series of the Regions Morgan Keegan Select Fund Family, other than shares of the Regions Morgan Keegan Select Treasury Money Market Fund ("Treasury Money Market") or the Regions Morgan Keegan Select Money Market Fund ("Money Market") on which no sales charge has been paid, without paying a sales charge or a contingent deferred sales charge in the same manner. The date of original purchase of exchanged Class C Shares will be used for purposes of calculating the contingent deferred sales charge imposed upon redemption of exchanged-for-shares. You may exchange Class C Shares of a Fund with Class A Shares of Treasury Money Market or Money Market since there are no Class C Shares offered by these Funds. To exchange shares you must: (i) meet any minimum initial investment requirements; and (ii) receive a prospectus for the Fund into which you wish to exchange.

The Fund's management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading which is detrimental to a Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Funds. The Funds may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request. The Funds will provide 60 days' prior written notice before materially amending, suspending or eliminating exchange privileges.

SHORT-TERM TRADING

Limited Maturity and Short Term Bond attempt to deter short-term trading that may be disruptive to the efficient management of the Funds. The Funds may consider several factors when evaluating Shareholder trading activity, including, but not limited to: (1) dollar amount of the transaction; (2) volume of the transaction; (3) frequency of trading; (4) developing trading patterns of the shareholder; and (5) any other factors deemed pertinent by Fund management.

The Funds' Boards have approved policies and procedures intended to discourage excessive short-term trading of the Funds' shares. These policies provide that, when, in the sole discretion of Fund management, short-term trading would have a detrimental effect on the portfolio performance and the portfolio management of a Fund, the Funds may refuse a transaction by any person, group or commonly controlled account. The Funds will promptly notify the shareholder of a determination to reject a purchase request. The Fund reserves the right to restrict future purchases of Fund shares.

There can be no assurance that the Funds will be effective in limiting short-term trading in all cases. If the Funds are unable to deter this type of trading, it may adversely affect the performance of the Funds by requiring the Funds to maintain larger amounts of cash or cash equivalents than the Adviser might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.

The Funds' objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Funds anticipate that limitations on its ability to identify trading activity to specific shareholders, including where shares are held in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

HOW FUND SHARES ARE PRICED

Shares of Limited Maturity and Short Term Bond are sold at their NAV plus any applicable front-end sales charges (applies to Class A Shares only, and does not apply in connection with the Reorganization).

"NAV" is the price of one share of a Fund without a sales charge, and is calculated each business day using the following formula:

--------------------------------------------------------------------------------
      TOTAL MARKET VALUE OF SECURITIES +   CASH AND OTHER ASSETS  -  LIABILITIES
      --------------------------------------------------------------------------
                               NUMBER OF OUTSTANDING SHARES
--------------------------------------------------------------------------------


NAV of each Fund's shares will be determined daily as of the close of regular trading on the NYSE (approximately 4:00 p.m., Eastern Time), on every day that the NYSE is open for business or any earlier NYSE closing time that day. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Investments in securities listed or traded on a securities exchange are valued at the last quoted sales price on the exchange where the security is primarily traded as of close of business on the NYSE, usually 4:00 p.m. Eastern Time, on the valuation date. Equity securities traded on the Nasdaq National Market System are valued at the Nasdaq Official Closing Price, usually 4:00 p.m., Eastern Time, on the valuation date. Securities traded in the over-the-counter market and listed securities for which no sales were reported for that date are valued at the last-quoted bid price. Equity and debt securities issued in private placements shall be valued on the bid side by a primary market dealer. Long-term debt securities (including U. S. government securities, listed corporate bonds, other debt income and asset-backed securities, and unlisted securities) are generally valued at the latest price furnished by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are readily available shall be valued by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of 60 days or less shall be valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser, does not represent market value. Investments in open-end registered investment companies are valued at NAV as described in those investment companies' prospectuses, which explain the circumstances under which those investment companies will use fair value pricing and the effects of using fair value pricing.

When price quotations for certain securities are not readily available or if the available quotations are not believed to be reflective of market value, those securities shall be valued at "fair value" as determined in good faith by the Adviser's Valuation Committee. Such determinations shall be made in accordance with procedures approved by the fund's Board. A fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing services is inaccurate.

There can be no assurance that a fund could purchase or sell a portfolio security at the price used to calculate the fund's NAV. In the case of "fair valued" portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

                      STATEMENT OF ADDITIONAL INFORMATION

                               AUGUST [  ], 2007

                  -------------------------------------------

               REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

                        MORGAN KEEGAN SELECT FUND, INC.
                              Morgan Keegan Tower
                             50 North Front Street
                            Memphis, Tennessee 38103
                                  800-366-7426

                  -------------------------------------------

This Statement of Additional Information ("SAI") relates specifically to the reorganization of Regions Morgan Keegan Select Limited Maturity Fixed Income Fund ("Limited Maturity"), a series of Regions Morgan Keegan Select Funds ("Trust"), into Regions Morgan Keegan Select Short Term Bond Fund ("Short Term Bond" and, together with Limited Maturity, the "Funds"), a series of Morgan Keegan Select Fund, Inc. ("Company"), whereby Limited Maturity will transfer all of its assets to Short Term Bond, and shareholders in Limited Maturity will receive shares of Short Term Bond, in exchange for shares of Limited Maturity. This SAI consists of the information set forth herein and the following documents, each of which is incorporated by reference herein and legally forms a part of the SAI:

      (1) The Company's Statement of Additional Information dated November 1, 2006, as supplemented November 21, 2006, which contains information about Short Term Bond;

      (2) The Company's Annual Report to Shareholders for the fiscal year ended June 30, 2006, which includes information about Short Term Bond;

      (3) The Company's Semi-Annual Report to Shareholders for the period ended December 31, 2006, which includes information about Short Term Bond;

      (4) The Trust's Statement of Additional Information dated April 1, 2007, which contains information about Limited Maturity; and

      (5)   The Trust's Annual Report to Shareholders for the fiscal year  ended
            November   30,   2006,  which  includes  information  about  Limited
            Maturity.

The Trust and the Company's Statements of Additional Information and Annual and Semi-Annual Reports that are incorporated by reference above includes information about other funds that is not relevant to the Reorganization. Please disregard that information.

This SAI is not a prospectus. A Combined Proxy Statement and Prospectus dated August [ ], 2007 (the "Proxy Statement/Prospectus") relating to the Reorganization may be obtained, without charge, by writing to the Company, the Trust or Morgan Keegan & Company, Inc. at Morgan Keegan Tower, 50 North Front Street, Memphis, Tennessee 38103 or by calling 800-366-7426. These documents are also available on the Funds' website at www.rmkfunds.com. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

                         PRO FORMA FINANCIAL STATEMENTS

The following tables set forth the PRO FORMA Portfolio of Investments as of December 31, 2006, the PRO FORMA condensed Statement of Assets and Liabilities as of December 31, 2006, and the PRO FORMA condensed Statement of Operations for the twelve-month period ended December 31, 2006 for Limited Maturity and Short Term Bond, as adjusted giving effect to the Reorganization.

The PRO FORMA Portfolio of Investments contains information about the securities holdings of the combined Fund as of December 31, 2006, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. Thus, it is expected that some of Limited Maturity's holdings may not remain at the time of the Reorganization.

                                   REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND
                                          REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND
                                             PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
                                                    DECEMBER 31, 2006 (UNAUDITED)


 LIMITED
MATURITY      SHORT                                                                             LIMITED
  FIXED       TERM      PRO FORMA                                                              MATURITY
 INCOME     BOND FUND    COMBINED                                                               FIXED      SHORT TERM     PRO FORMA
PRINCIPAL   PRINCIPAL   PRINCIPAL                                                               INCOME      BOND FUND      COMBINED
 AMOUNT/     AMOUNT/     AMOUNT/                                                                MARKET       MARKET         MARKET
 SHARES       SHARES     SHARES    DESCRIPTION                                                  VALUE        VALUE          VALUE

           ASSET-BACKED SECURITIES - INVESTMENT GRADE - 27.3% OF NET ASSETS
                                  COLLATERALIZED DEBT OBLIGATIONS ("CDO") - 9.3%
        -   1,500,000  1,500,000  Acacia CDO 1 Ltd. 10A D, 8.488% 9/7/46 (a)                           -     1,500,000     1,500,000
        -   1,528,891  1,528,891  CDO Repackaging Trust Series 2006-A 1, 7.307% 1/17/36 (a)            -     1,528,891     1,528,891
        -   1,407,506  1,407,506  Diversified Asset Securitization Holdings II LP 1A A1,
                                  7.873% 9/15/35                                                       -     1,472,659     1,472,659
        -   2,000,000  2,000,000  Fulton Street CDO Ltd. 1A A2, 5.930% 4/20/37 (a)                     -     1,910,000     1,910,000
        -     638,529    638,529  Harbourview CDO III Ltd. 3A A, 5.819% 9/15/31 (a)                    -       609,796       609,796
        -   1,500,000  1,500,000  Kodiak CDO 2006-1A G, 8.919% 8/7/37 (a)                              -     1,462,500     1,462,500
        -     500,000    500,000  Prado CDO Ltd. 2003-1A C, 7.480% 11/15/14 (a)                        -       507,930       507,930
        -     500,000    500,000  Stack Ltd. 2005-1A D, 6.590% 3/27/40 (a)                             -       490,000       490,000
        -   1,500,000  1,500,000  Taberna Preferred Funding Ltd. 2006-5A B1, 7.685% 8/5/36
                                  (a)                                                                  -     1,484,580     1,484,580
1,000,000           -  1,000,000  Tropic CDO Corp 2006-5A B2L, 10.124% 7/15/36                 1,000,000             -     1,000,000
                                                                                              -----------  -----------   -----------
                                                                                              $1,000,000   $10,966,356   $11,966,356
                                                                                              -----------  -----------   -----------
                                  COMMERCIAL LOANS - 3.5%
        -     894,048    894,048  Bear Stearns Commercial Mortgage Securities 2001-TOP2 A1,
                                  6.080% 2/15/35                                                       -       905,060       905,060
        -     419,374    419,374  Bank of America-First Union NB Commercial Mortgage 2001-3
                                  A1, 4.890% 4/11/37                                                   -       416,104       416,104
        -     500,000    500,000  Chase Commercial Mortgage Securities Corp. 1997-1 E ,
                                  7.370% 6/19/29                                                       -       500,968       500,968
        -     865,926    865,926  Morgan Stanley Capital I 2003-IQ6 A1, 2.800% 12/15/41                -       849,937       849,937
        -     517,232    517,232  Morgan Stanley Dean Witter Capital I 2001-280 A1, 6.148%
                                  2/3/16 (a)                                                           -       527,102       527,102
        -   1,256,533  1,256,533  Mortgage Capital Funding Inc. 1998-MC2 A2, 6.423% 6/18/30            -     1,266,119     1,266,119
                                                                                              ----------   -----------   -----------
                                                                                              $        -    $4,465,290    $4,465,290
                                                                                              ----------    ----------    ----------
                                  CREDIT CARDS - 0.7%
        -   1,000,000  1,000,000  North Street Referenced Linked Notes 2000-2A B Ltd.,
                                  6.426% 10/30/11 (a)                                                  -       935,000       935,000
                                  EQUIPMENT LEASES - 2.6%
        -   1,499,701  1,499,701  Aviation Capital Group Trust 2000-1A A1, 5.810%
                                  11/15/25 (a)                                                         -     1,336,609     1,336,609
        -   1,920,076  1,920,076  Aviation Capital Group Trust 2005-3A C1, 8.600%
                                  12/25/35 (a)                                                         -     1,958,477     1,958,477
                                                                                              ----------    ----------    ----------
                                                                                              $        -    $3,295,086    $3,295,086
                                                                                              ----------    ----------    ----------
                                  FRANCHISE LOANS - 0.9%
        -     996,828    996,828  Atherton Franchisee Loan Funding 1999-A A2, 7.230%
                                  4/15/12 (a)                                                          -     1,021,462     1,021,462
        -     150,254    150,254  FMAC Loan Receivables Trust 1999-C A, 6.750%
                                  12/15/19 (a)                                                         -       150,212       150,212
                                                                                              ----------    ----------    ----------
                                                                                              $        -    $1,171,674    $1,171,674
                                                                                              ----------    ----------    ----------
                                  HOME EQUITY LOANS (NON-HIGH LOAN-TO-VALUE) - 10.3%
2,000,000           -  2,000,000  American Home Mortgage 2005 - 1 3M3, 6.850% 11/25/35         1,956,200             -     1,956,200
  575,000           -    575,000  American Home Mortgage 2005 - 1 3M4, 7.600% 11/25/35           554,398             -       554,398
        -      97,242     97,242  Empire Funding Home Loan Owner Trust 1999-1 M2,
                                  9.000%  5/25/30                                                      -        97,664        97,664
        -     629,808    629,808  Equifirst Mortgage Loan Trust 2003-1 M3, 9.100% 12/25/32             -       629,816       629,816
1,000,000           -  1,000,000  FBR Securitization Trust 2005-2 M10, 7.600% 9/25/35            843,345             -       843,345
        -     113,005    113,005  Home Equity Asset Trust 2003-4 B2, 9.350% 10/25/33                   -       114,418       114,418
        -   1,000,000  1,000,000  Master Asset Backed Securities Trust 2004-HE1 M11,
                                  6.350% 9/25/34                                                       -       952,500       952,500
        -     463,793    463,793  Morgan Stanley Home Equity Loan Notes 2006-2NA N1, 6.250%
                                  2/25/36 (a)                                                          -       463,793       463,793
        -   1,000,000  1,000,000  Park Place Securities Inc. 2004-WCW1 M8, 8.885% 9/25/34              -     1,021,207     1,021,207
1,650,000           -  1,650,000  Ralin 2006 - Q04 N2, 7.628% 4/25/46 (a)                      1,650,000             -     1,650,000
        -     161,016    161,016  SB Finance Trust 2005-KS6N A1A, 4.750% 7/25/35 (a)                   -       159,808       159,808
1,200,000           -  1,200,000  Soundview Home Equity 2005-B M9, 7.054% 5/25/35              1,150,573             -     1,150,573
2,000,000           -  2,000,000  Soundview Home Equity 2005-CTX1 M10, 7.850% 11/25/35         1,841,660             -     1,841,660
1,921,575           -  1,921,575  Wells Fargo Mortgage Backed Trust 20005-AR3, 4.187%
                                  3/25/35                                                      1,888,643             -     1,888,643
                                                                                             -----------   -----------   -----------
                                                                                              $9,884,819    $3,439,206   $13,324,025
                                                                                             -----------   -----------   -----------
           TOTAL ASSET-BACKED SECURITIES-INVESTMENT GRADE(COST $35,276,392)                  $10,884,819   $24,272,612   $35,157,431
                                                                                             -----------   -----------   -----------
           CORPORATE BONDS - INVESMENT GRADE - 16.9% OF NET ASSETS
                                  AGRICULTURE - 0.8%
        -   1,000,000  1,000,000  Cargill Inc., 6.150% 2/25/08 (a)                                     -     1,004,083     1,004,083
                                  COMMUNICATIONS - 0.5%
        -     700,000    700,000  Walt Disney Co., 5.500% 12/29/06                                     -       700,000       700,000
                                  CRUISE LINES - 0.4%
        -     500,000    500,000  Carnival Corp., 3.750% 11/15/07                                      -       493,226       493,226
                                  ELECTRONICS - 1.1%
        -   1,350,000  1,350,000  Ametek Inc., 7.200% 7/15/08                                          -     1,378,411     1,378,411
                                  FINANCE - 6.9%
        -   3,000,000  3,000,000  Countrywide Home Loans Inc., 4.250% 12/19/07                         -     2,968,041     2,968,041
        -   1,000,000  1,000,000  General Electric Capital Corp., 4.500% 6/27/08                       -       989,709       989,709
        -   1,000,000  1,000,000  General Electric Capital Corp., 5.720% 8/22/11                       -     1,005,838     1,005,838
1,000,000           -  1,000,000  Household Finance Corp., 5.750% 1/30/07                      1,002,985             -     1,002,985
        -   1,000,000  1,000,000  JP Morgan & Co. Inc., 6.700% 11/1/07                                 -     1,011,380     1,011,380
1,500,000           -  1,500,000  Residential Capital Corp., 6.000% 02/22/11                   1,497,162             -     1,497,162
        -     400,000    400,000  SLM Corp., 6.290% 1/31/14                                            -       374,464       374,464
                                                                                              ----------    ----------    ----------
                                                                                              $2,500,147    $6,349,432    $8,849,579
                                                                                              ----------    ----------    ----------
                                  HOTELS - 0.8%
        -   1,000,000  1,000,000  Hospitality Properties Trust, 7.000% 3/1/08                          -     1,015,868     1,015,868
                                  INDUSTRIAL - 1.1%
        -     560,000    560,000  Grupo Minero Mexico SA de CV, 8.250% 4/1/08                          -       576,800       576,800

        -     814,000    814,000  Ispat Inland ULC, 9.750% 4/1/14                                      -       909,645       909,645
                                                                                              ----------    ----------    ----------
                                                                                              $        -    $1,486,445    $1,486,445
                                                                                              ----------    ----------    ----------
                                  INSURANCE - 0.8%
        -   1,000,000  1,000,000  Unitrin Inc., 5.750% 7/1/07                                          -     1,000,748     1,000,748
                                  MEDICAL - 1.2%
        -   1,576,000  1,576,000  Millipore Corp., 7.500% 4/1/07                                       -     1,581,464     1,581,464
                                  RETAIL - 0.4%
  500,000           -    500,000  Home Depot Inc., 3.750% 09/15/09                               481,993             -       481,993
                                  SPECIAL PURPOSE ENTITIES - 1.1%
        -     500,000    500,000  Preferred Term Securities XXII Ltd.,
                                    6.450% 9/22/36 (a)                                                 -       500,000       500,000
        -   1,000,000  1,000,000  Two-Rock Pass Through Trust, 5.680%
                                    12/31/49 (a)                                                       -       983,970       983,970
                                                                                              ----------    ----------    ----------
                                                                                              $-            $1,483,970    $1,483,970
                                                                                              ----------    ----------    ----------
                                  TECHNOLOGY - 0.8%
        -   1,000,000  1,000,000  NCR Corp., 7.125% 6/15/09                                            -     1,025,574     1,025,574
                                  TELECOMMUNICATIONS - 1.0%
        -   1,200,000  1,200,000  US Unwired Inc., 10.000% 6/15/12                                     -     1,320,000     1,320,000
                                                                                              ----------    ----------    ----------
           TOTAL CORPORATE BONDS - INVESTMENT GRADE (COST $21,655,657)                        $2,982,140   $18,839,221   $21,821,361
                                                                                              ----------    ----------    ----------
           CORPORATE BONDS - BELOW INVESTMENT GRADE OR UNRATED - 4.4% OF NET ASSETS
                                  COMMUNICATIONS - 0.8%
        -   1,000,000  1,000,000  COX Enterprises Inc., 4.375% 5/1/08 (a)                              -       982,683       982,683
                                  FINANCE - 3.6%
        -   1,000,000  1,000,000  GMAC LLC, 6.125% 2/1/07                                              -       999,567       999,567
        -     100,000    100,000  First National Bank of Omaha, 7.320% 12/1/10                         -       100,556       100,556
        -   1,000,000  1,000,000  Ford Motor Credit Co., 6.500% 1/25/07                                -       999,340       999,340
        -   1,000,000  1,000,000  Ford Motor Credit Co., 7.200% 6/15/07                                -     1,000,793     1,000,793
        -     500,000    500,000  Ford Motor Credit Co., 6.625% 6/16/08                                -       499,659       499,659
        -   1,000,000  1,000,000  Mainstreet Capital Trust I, 8.900% 12/1/27                           -     1,063,117     1,063,117
                                                                                              ----------    ----------    ----------
                                                                                              $-            $4,663,032    $4,663,032
                                                                                              ----------    ----------    ----------

                                                                                              ----------    ----------    ----------
           TOTAL CORPORATE BONDS - BELOW INVESTMENT GRADE OR UNRATED (COST $5,687,313)        $-            $5,645,715    $5,645,715
                                                                                              ----------    ----------    ----------

           MORTGAGE-BACKED SECURITIES - INVESTMENT GRADE - 15.0% OF NET ASSETS
                                  COLLATERALIZED MORTGAGE OBLIGATIONS - 15.0%
        -   1,577,919  1,577,919  Banc of America Mortgage Securities Inc. 2004-B 2A2,                 -     1,553,081     1,553,081
                                  4.133% 3/25/34
        -     368,213    368,213  Countrywide Alternative Loan Trust 2004-15 1A2, 4.987%               -       374,128       374,128
                                  9/25/34
        -     419,814    419,814  Countrywide Alternative Loan Trust 2004-15 2A2, 5.268%               -       415,515       415,515
                                  9/25/34
        -   1,320,275  1,320,275  Countrywide Alternative Loan Trust 2005-82 B2, 7.330%                -     1,341,848     1,341,848
                                  2/25/36
3,000,000           -  3,000,000  Credit Suisse First Boston 2003-AR24, 4.029% 10/25/33        2,941,497             -     2,941,497
  400,000           -    400,000  Downey Savings & Loan 2006-AR2 M7, 7.070% 11/19/37             366,588             -       366,588
  612,461           -    612,461  Downey Savings & Loan 2004-AR3 2A2A, 5.690% 7/19/44            614,664             -       614,664
  945,828           -    945,828  GSR Mortgage Loan Trust 2004-7 2A1, 4.155% 6/25/34             928,039             -       928,039
        -     673,963    673,963  GSR Mortgage Loan Trust 2004-1 0F 1A1 , 4.500% 8/25/19               -       662,511       662,511
        -   1,626,316  1,626,316  Harborview Mortgage Loan Trust 2004-6 5A, 4.761% 8/19/34             -     1,584,937     1,584,937
        -     743,713    743,713  Harborview Mortgage Loan Trust 2004-4 3A, 2.975% 6/19/34             -       740,524       740,524
  399,077           -    399,077  Harborview Mortgage Loan Trust 2005-7 1A, 6.232% 6/19/45       398,877             -       398,877
  714,439           -    714,439  Harborview Mortgage Loan Trust 2006-5 B8, 6.800% 7/19/47       727,163             -       727,163
1,093,152           -  1,093,152  Indymac Index Mortgage Loan Trust 2005-AR12 B5, 7.100%         998,190             -       998,190
                                  7/25/35
1,834,279           -  1,834,279  Merrill Lynch 2005-A1, 4.555% 12/25/34                       1,809,941             -     1,809,941
  598,680           -    598,680  Residential Accredit Loans 2005-Q02 M3, 6.827% 9/25/45         598,979             -       598,979
        -   1,500,000  1,500,000  Structured Adjustable Rate Mortgage Loan Trust 2006-8 4A2,           -     1,501,665     1,501,665
                                  6.000%
                                  9/25/36
1,200,000           -  1,200,000  Structured Mortgage 2005-10 M7, 6.570% 6/25/35               1,162,632             -     1,162,632
        -     682,642    682,642  Washington Mutual Inc. 2003-AR10 A4, 4.074% 10/25/33                 -       676,197       676,197
                                                                                             -----------   -----------   -----------
           TOTAL MORTGAGE-BACKED SECURITIES - INVESTMENT GRADE (COST $19,512,192)            $10,546,570    $8,850,406   $19,396,976
                                                                                             -----------   -----------   -----------
           GOVERNMENT & AGENCY SECURITIES  - 10.8% OF NET ASSETS
1,618,562              1,618,562  Fannie Mae, 6.000% 10/25/35 (b)                              1,573,106             -     1,573,106
        -   1,500,000  1,500,000  Fannie Mae REMICS 2003-129 MB, 4.000% 12/25/16 (b)                   -     1,478,323     1,478,323
5,000,000           -  5,000,000  Federal Home Loan Bank, 4.000% 3/10/08 (b)                   4,932,795             -     4,932,795
4,000,000           -  4,000,000  Freddie Mac, 3.800% 6/28/07 (b)                              3,972,264             -     3,972,264
  664,925           -    664,925  Freddie Mac, 5.000% 1/15/16 (b)                                661,611             -       661,611
        -     152,083    152,083  Small Business Administration 2001-P10B, 6.344% 8/1/11               -       156,825       156,825
        -   1,144,971  1,144,971  Small Business Administration Participation Certificates             -     1,113,566     1,113,566
                                  2003-20E 1,
                                  4.640% 5/1/23
                                                                                             -----------   -----------   -----------
           TOTAL GOVERNMENT & AGENCY SECURITIES (COST $14,121,796)                           $11,139,776    $2,748,714   $13,888,490
                                                                                             -----------   -----------   -----------
           U.S. TREASURY OBLIGATIONS - 22.0% OF NET ASSETS
2,500,000           -  2,500,000  United States Treasury Bill, 4.625% 10/31/11                 2,490,918             -     2,490,918
        -   6,500,000  6,500,000  United States Treasury Bill, 4.760% 1/4/07                           -     6,497,644     6,497,644
        -   8,500,000  8,500,000  United States Treasury Bill, 4.760% 1/11/07                          -     8,489,611     8,489,611
4,000,000           -  4,000,000  United States Treasury Bill, 4.875% 4/30/11                  4,025,936             -     4,025,936
3,000,000           -  3,000,000  United States Treasury Bill, 4.875% 7/31/11                  3,021,093             -     3,021,093
2,000,000           -  2,000,000  United States Treasury Bill. 4.875% 8/15/09                  2,006,016             -     2,006,016
1,800,000           -  1,800,000  United States Treasury Bill, 5.750% 8/15/10                  1,862,086             -     1,862,086
                                                                                             -----------   -----------   -----------
           TOTAL U.S. TREASURY OBLIGATIONS (COST $28,345,320)                                $13,406,049   $14,987,255   $28,393,304
                                                                                             -----------   -----------   -----------
           PREFERRED STOCKS - 0.6% OF NET ASSETS
        -      30,000     30,000  Preferred Pass-Through Trust 2006-B BAC B (a)                        -       807,000       807,000
                                                                                             -----------   -----------   -----------
           TOTAL PREFERRED STOCKS (COST $807,000)                                            $-               $807,000      $807,000
                                                                                             -----------   -----------   -----------
           SHORT-TERM INVESTMENTS - 9.1% OF NET ASSETS
                                  EURODOLLAR TIME DEPOSITS - 2.3%
        -   2,938,225  2,938,225  State Street Bank & Trust Company Eurodollar                         -    $2,938,225     2,938,225
                                  time deposits dated December 29, 2006, 2.800%,
                                  maturing at $2,938,911 on January 2, 2007.
                                  MUTUAL FUNDS - 6.8%
7,392,155           -  7,392,155  Bank of New York Institutional Cash Reserves Fund (held as   7,392,155             -     7,392,155
                                  collateral for securities lending)
  664,447           -    664,447  Fidelity Institutional Money Market Fund                       664,447             -       664,447
  710,557           -    710,557  Lehman Brothers Money Market Fund                              710,557             -       710,557
                                                                                             -----------   -----------   -----------
                                                                                              $8,767,159   $-             $8,767,159
                                                                                             -----------   -----------   -----------

                                                                                             -----------   -----------   -----------
           TOTAL SHORT-TERM INVESTMENTS (COST $11,705,384)                                    $8,767,159    $2,938,225   $11,705,384
                                                                                             -----------   -----------   -----------
           CERTIFICATES OF DEPOSIT - 1.2% OF NET ASSETS

  505,329           -    505,329  Deutsche Bank Ag Yankee, 4.601% 1/22/08                        505,329             -      $505,329
                                  (held as collateral for securities lending)

  501,216           -  501,216    Suntrust Bank, 5.295% 9/14/07                                  501,216             -      $501,216
                                  (held as collateral for securities lending)

  500,661           -  500,661    Societe Generale Yankee, 5.295% 09/21/07                       500,661             -      $500,661
                                  (held as collateral for securities lending)
                                                                                             -----------   -----------  ------------
           TOTAL CERTIFICATES OF DEPOSIT (IDENTIFIED COST $1,507,206)                         $1,507,206   $         -    $1,507,206
                                                                                             -----------   -----------  ------------
           TOTAL INVESTMENTS - 107.3% OF NET ASSETS (COST $138,618,260)                      $59,233,719   $79,089,148  $138,322,867
                                                                                             -----------   -----------  ------------
           OTHER ASSETS AND LIABILITIES, NET - (7.3%) OF NET ASSETS                          (8,717,477)     (604,185)  $(9,321,662)
                                                                                             -----------   -----------  ------------
           NET ASSETS                                                                        $50,516,242   $78,484,963  $129,001,205
                                                                                             ===========   ===========  ============


              (a)       These securities are sold within the terms of a private placement memorandum, exempt from registration under
                        Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from
                        registration, normally to qualified institutional buyers.  Pursuant to valuation policies and procedures adopted by the
                        Board of Directors, these issues have been determined to be liquid by Morgan Asset
                        Management, Inc., the Fund's
                        investment adviser.



              (b)       The issuer is a publicly-traded company that operates under a congressional charter;
                        its securities are neither issued
                        nor guaranteed by the U.S. government.


           Note:  The categories of investments are shown as a percentage of total pro forma combined net assets at December 31, 2006.

           (See notes to Pro Forma Financial Statements)

                                REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND
                                       REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND
                                     PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                                 DECEMBER 31, 2006 (UNAUDITED)



                                                                        LIMITED
                                                                       MATURITY FIXED   SHORT TERM      PRO FORMA      PRO FORMA
                                                                        INCOME FUND      BOND FUND       ADJUSTED       COMBINED
                                                                        -----------      ---------       --------       --------

ASSETS:

   Investments in securities, at value                                $59,233,719     $76,150,923             $     $135,384,642
   Investments in repurchase agreements and time deposits                       -       2,938,225             -        2,938,225
                                                                      -----------       ---------    ----------     ------------
        Total investments in securities                                59,233,719      79,089,148             -      138,322,867
                                                                      -----------      ----------    ----------     ------------

   Cash                                                                         -               -             -
   Dividends and interest receivable                                      413,785         561,016             -          974,801
   Receivable for fund shares sold                                         27,535          87,628             -          115,163
   Receivable for investments sold                                         33,836               -             -           33,836
   Other assets                                                                 -               -             -                -
   Due from affiliates                                                          -               -             -                -
                                                                      -----------      ----------    ----------     ------------
TOTAL ASSETS                                                           59,708,875      79,737,792             -      139,446,667
                                                                      -----------      ----------    ----------     ------------

LIABILITIES:
  Payable for fund shares redeemed                                        142,909          22,152             -          165,061
  Dividends payable                                                        93,393         215,851             -          309,244
  Payable for investments purchased                                             -         989,823             -          989,823
  Payable for collateral due to broker                                  8,899,361               -             -        8,899,361
  Accrued expenses:                                                                                           -
      Advisory fess                                                        10,950          13,852             -           24,802
      Administration fees                                                   3,942               -             -            3,942
      Accounting fees                                                       1,314           1,662             -            2,976
      Shareholder services fees                                            10,931               -                         10,931
      Distribution fees                                                       280           2,002             -            2,282
      Transfer agent fees                                                   3,820           5,116             -            8,936
      Other                                                                25,733           2,371             -           28,104
                                                                      -----------      ----------    ----------     ------------
TOTAL LIABILITIES                                                       9,192,633       1,252,829             -       10,445,462
                                                                      -----------      ----------    ----------     ------------

COMPOSITION OF NET ASSETS:
  Paid-in capital                                                     $55,924,125      79,373,240             -      135,297,365
  Undistributed net investment income/(loss)                              214,120               -             -          214,120
  Accumulated net realized gains/(losses) on investments              (5,787,702)       (427,185)             -      (6,214,887)
  Net unrealized appreciation/(depreciation) on investments               165,699       (461,092)             -        (295,393)
                                                                      -----------      ----------    ----------     ------------
NET ASSETS                                                            $50,516,242     $78,484,963             -     $129,001,205
                                                                      ===========     ===========    ==========     ============
                                                                      ===========     ===========    ==========     ============
INVESTMENTS, AT IDENTIFIED COST                                       $59,068,020     $79,550,240             -     $138,618,260
                                                                      -----------      ----------    ----------     ------------

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
    CLASS A SHARES
             Net assets                                               $50,005,634     $23,261,670             -      $73,267,304
             Shares outstanding                                         5,181,884       2,306,991     (221,008)    *   7,267,867
             Net asset value and redemption price per share                 $9.65          $10.08             -           $10.08
             Offering price per share                                       $9.80 (a)      $10.23 (a)         -           $10.23 (a)
    CLASS C SHARES
             Net assets                                                  $510,504        $142,887             -         $653,391
             Shares outstanding                                            52,911          14,210       (2,165)     *     64,956
             Net asset value, offering and redemption price* per share      $9.65          $10.06             -           $10.06
    CLASS I SHARES
             Net assets                                                      $104     $55,080,406             -      $55,080,510
             Shares outstanding                                                11       5,462,639           (1)     *  5,462,649
             Net asset value, offering and redemption price per share       $9.65          $10.08             -           $10.08

    * Redemption price per share varies by length of time shares are held.

    (a) Computation of offering price per share: 100/98.5 of net asset value.
     * Relates to Limited Maturity net assets issued at the net asset value per share of Short Term Bond.

    (See Notes to Pro Forma Financial Statements)

                            REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND
                                   REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND
                                      PRO FORMA COMBINED STATEMENT OF OPERATIONS
                               FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006 (UNAUDITED)





                                                          LIMITED
                                                       MATURITY FIXED
                                                           INCOME        SHORT TERM       PRO FORMA        PRO FORMA
                                                            FUND          BOND FUND        ADJUSTMENT        COMBINED
--------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest income                                        $2,650,417      $3,684,365         $        -     $6,334,782
    Dividend income                                           104,895               -                  -        104,895
    Proceeds from securities lending                           22,804               -                  -         22,804
                                                          -----------      ----------         ----------    -----------
TOTAL INVESTMENT INCOME                                     2,778,116       3,684,365                  -      6,462,481
                                                          -----------      ----------         ----------    -----------

EXPENSES:
    Advisory fees                                             234,570         236,734           (32,584) (a)    438,720
    Administration fees                                        52,778               -           (52,778) (b)          -
    Accounting fees                                            17,592          18,066                  -         35,658
    Shareholder service fees
         Class A Shares                                       145,368               -          (145,368) (c)          -
         Class C Shares                                         1,083               -            (1,083) (c)          -
    Distribution service fees
         Class A Shares                                             -          13,270            120,981 (d)    134,251
         Class C Shares                                         3,251           1,427            (1,490) (d)      3,188
    Transfer agent fees                                        49,888          65,727                  -        115,615
    Legal fees                                                  7,918           3,325            (5,081) (e)      6,162
    Audit fees                                                 32,233           5,640                  -         37,873
    Custodian fees                                             14,229           7,770            (9,999) (f)     12,000
    Registration fees                                          45,384           8,673                  -         54,057
    Directors'/Trustees' fees                                   4,176          10,121            (4,176) (g)     10,121
    Insurance premiums                                          3,054           1,462                  -          4,516
    Other                                                      14,033           3,593                  -         17,626
                                                          -----------      ----------         ----------    -----------
TOTAL EXPENSES                                                625,557         375,808          (131,578)        869,787
    Expenses voluntarily waived by the Adviser               (41,811)        (32,485)             14,094 (h)   (60,202)
                                                          -----------      ----------         ----------    -----------
NET EXPENSES                                                  583,746         343,323          (117,484)        809,585
                                                          -----------      ----------         ----------    -----------
NET INVESTMENT INCOME/(LOSS)                                2,194,370       3,341,042            117,484      5,652,896
                                                          -----------      ----------         ----------    -----------

REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
  Net realized gains/(losses) on investments                (782,454)          51,926                  -      (730,528)
  Net change in unrealized appreciation/(depreciation)        613,451         606,747                  -      1,220,198
                                                          -----------      ----------         ----------    -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS             $2,025,367      $3,999,715           $153,472     $6,142,566
                                                           ==========      ==========         ==========     ==========

(See Notes to Pro Forma Financial Statements)

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                 (UNAUDITED)


NOTE 1 - PRO FORMA ADJUSTMENTS
------------------------------

(a) Adjustment to reflect the investment advisory fee of the combined Fund. Short Term Bond Fund pays an annual management fee of 0.35%, which is calculated daily and paid monthly based on the average daily net assets of the Fund.

(b) Adjustment to reflect the elimination of administration fees which are not paid by Short Term Bond.

(c) Adjustment to reflect the elimination of shareholder services fees. Limited Maturity pays shareholder services fees separately while Short Term Bond's shareholder services fees are combined with its distribution service fees.

(d) Adjustment to reflect the distribution services fees paid by Class A Shares and Class C Shares of Short Term Bond.

(e) Adjustment to reflect the legal fees reduction due to the combining of two portfolios into one. Limited Maturity and Short Term Bond are each a series of two separate registered investment companies. Going forward, only the legal fees charged to Morgan Keegan Select Fund, Inc. will be charged to the combined Fund; however, the legal fees will increase slightly since the assets of the combined Fund will be larger and the allocation is based on the net assets of the Fund.

(f) Adjustment to reflect the custodian fees reduction due to the combining of two portfolios into one. Limited Maturity and Short Term Bond are each a series of two separate registered investment companies. Going forward, the combined fund will only pay the custodial fee charged to Short Term Bond.

(g) Adjustment to reflect the directors'/trustees' fees reduction due to the combining of two portfolios into one. Limited Maturity and Short Term Bond are each a series of two separate registered investment companies. Going forward, the combined fund will only be allocated its portion of the directors' fees charged to Morgan Keegan Select Fund, Inc.

(h) Adjustment to reflect the expenses voluntarily waived by the Adviser after applying the waiver based on the combined average daily nets assets of both funds.


NOTE 2 - BASIS OF COMBINATION
-----------------------------

The Board of Trustees of Regions Morgan Keegan Select Funds has voted to recommend to holders of shares of Limited Maturity the approval of an Agreement and Plan of Reorganization and Termination whereby Short Term Bond would acquire all of the assets, and assume all of the liabilities of, Limited Maturity solely in exchange for shares of Short Term Bond to be distributed pro rata by Limited Maturity to its shareholders in complete liquidation and dissolution of Limited Maturity. As a result of the reorganization, each shareholder of Limited Maturity will become the owner of Short Term Bond's shares having a total net asset value equal to the total net asset value of his or her holdings in Limited Maturity on the Closing Date.

The reorganization will be accounted for as tax-free merger of investment companies. The accompanying unaudited Pro Forma Combining Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations ("Pro Forma Financial Statements") reflect the accounts of Limited Maturity and Short Term Bond, collectively ("the Funds"), as of December 31, 2006 and for the twelve months ended December 31, 2006. These statements have been derived from the books and records utilized in calculating daily net asset values at December 31, 2006.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow accounting principles generally accepted in the United States of America applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Limited Maturity for shares of Short Term Bond. Under generally accepted accounting principles, Short Term Bond will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entities. Other costs which may change as a result of the reorganization are currently undeterminable.

All costs with respect to the reorganization will be borne by Morgan Asset Management, Inc.

NOTE 3 - SHARES OF BENEFICIAL INTEREST
--------------------------------------

The Pro Forma Class A Shares net asset value per share assumes the issuance of 4,960,876 Class A Shares of Short Term Bond in exchange for 5,181,884 Class A Shares of Limited Maturity which would have been issued at December 31, 2006 in connection with the proposed reorganization.

The Pro Forma Class C Shares net asset value per share assumes the issuance of 50,746 Class C Shares of Short Term Bond in exchange for 52,911 Class C Shares of Limited Maturity which would have been issued at December 31, 2006 in connection with the proposed reorganization.

The Pro Forma Class I Shares net asset value per share assumes the issuance of 10 Class I Shares of Short Term Bond in exchange for 11 Class I Shares of Limited Maturity which would have been issued at December 31, 2006 in connection with the proposed reorganization.

                PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS --
                  SEPTEMBER 27, 2007 AT 11:00 A.M. CENTRAL TIME


         REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND
                                    ("FUND")

PROXY SOLICITED BY BOARD OF TRUSTEES OF REGIONS MORGAN KEEGAN SELECT FUNDS.

The undersigned shareholder, by completing this form, does thereby appoint Charles D. Maxwell and J. Thompson Weller, and each of them, with full power of substitution and revocation to represent and vote all of the undersigned's shares of the Fund held on the record date, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of the Fund, to be held on Thursday, September 27, 2007 at 11:00 a.m., Central Time, at the offices of the Fund, 50 North Front Street, 21st Floor, Memphis, Tennessee 38103, and any postponement or adjournment thereof (the "Meeting").

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED BY THE SHAREHOLDER. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL, WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


     YOUR VOTE IS IMPORTANT. PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT
                PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                           DETACH AND RETURN BOTTOM PORTION ONLY
--------------------------------------------------------------------------------
                                              KEEP TOP PROTION FOR YOUR RECORDS

[NAME 1]                                                             [FUND NAME]
[NAME 2, 3, 4, DESC]                                                   [ACCOUNT]
[ADDRESS 1]                                                             [SHARES]
[ADDRESS 2, 3, 4]
[CITY], [STATE]   [ZIP CODE]

USING A BLACK INK PEN, MARK YOUR VOTES WITH AN X IN THE APPROPRIATE BOX BELOW. PLEASE DO NOT WRITE OUTSIDE THE DESIGNATED AREAS.


THE TRUSTEES RECOMMEND A VOTE "FOR" APPROVAL OF THE FOLLOWING PROPOSAL:

1.   REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY
     FIXED INCOME FUND:
     Proposal to approve an Agreement and Plan of       FOR    AGAINST   ABSTAIN
     Reorganization and Termination, which provides
     for the reorganization of Regions Morgan Keegan   / /     / /       / /
     Select Limited Maturity Fixed Income Fund into
     Regions Morgan Keegan Select Short Term Bond Fund

PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS ABOVE, AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

NOTE: The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

NOTE: Please sign your name EXACTLY as your name appears on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, custodian or guardian, please provide your FULL title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person indicating title.



---------------------------------           -----------------------------------
Signature                                   Date (mm/dd/yyyy)




---------------------------------           -----------------------------------
Signature                                   Date (mm/dd/yyyy)

                                     PART C

                               OTHER INFORMATION


ITEM 15.  INDEMNIFICATION
--------  ---------------

Section Eleventh of the Articles of Incorporation of the Registrant states:
---------------------------------------------------------------------------

Section 11.1. To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) as currently in effect or as it may hereafter be amended, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

Section 11.2. To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) currently in effect or as it may hereafter be amended, the Corporation shall indemnify and advance expenses to its present and past directors, officers, or employees, and persons who are serving or have served at the request of the Corporation as a director, officer, employee, partner, trustee or agent, of or in similar capacities, for other entities. The Board of Directors may determine that the Corporation shall provide information or advance expenses to an agent.

Section 11.3.  Repeal or Modifications.   No  repeal  or  modification  of  this
Article ELEVENTH by the stockholders of the Corporation, or adoption or modification of any other provision of the Articles of Incorporation or By-Laws inconsistent with this Article ELEVENTH, shall repeal or narrow any limitation on (1) the liability of any director, officer or employee of the Corporation or
(2) right of indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 10.01 of the Bylaws of the Registrant states:
-----------------------------------------------------

The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (the "Proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against all reasonable expenses (including attorneys' fees) actually incurred, and judgments, fines, penalties and amounts paid in settlement in connection with such Proceeding to the maximum extent permitted by law, now existing or hereafter adopted.

Paragraph  7  of the Advisory Agreement dated  September  1,  2005  between  the
--------------------------------------------------------------------------------
Registrant and  Morgan  Asset  Management,  Inc.  with respect to Regions Morgan
--------------------------------------------------------------------------------
Keegan Select Short Term Bond Fund states:
------------------------------------------

A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to Morgan Keegan Select or to any shareholder of Morgan Keegan Select or the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of Morgan Keegan Select.

B. No provision of this Agreement shall be construed to protect any Director or officer of Morgan Keegan Select, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

Paragraphs 7 and 8 of the Underwriting Agreement dated February 18, 2005 between
--------------------------------------------------------------------------------
the Registrant with respect to Regions Morgan Keegan Select Short Term Bond Fund
--------------------------------------------------------------------------------
and Morgan Keegan & Company, Inc. states:
-----------------------------------------

7. The Fund agrees to indemnify, defend and hold the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Fund shall not indemnify or defend such persons or hold them harmless with respect to any claims, demands, or liabilities based on information provided to the Fund by the Distributor; and provided further that this indemnification provision shall not inure to the benefit of any person who is an officer or director of the Fund or who controls the Fund within the meaning of Section 15 of the 1933 Act, as amended, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act, as amended, and further provided that in no event shall anything contained in this Agreement be construed so as to protect the Distributor against any liability to the Fund or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

8. The Distributor agrees to indemnify, defend and hold the Fund, its several officers and directors, and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Fund for use in the Registration Statement or arising out of or based upon any alleged omission by the Distributor to state a material fact in connection with such information required to be stated in the Registration Statement or necessary to make such information not misleading.

Paragraph 3 of the Fund Accounting Service  Agreement dated July 1, 2005 between
--------------------------------------------------------------------------------
the Registrant and Morgan Keegan & Company, Inc. states:
--------------------------------------------------------

RESPONSIBILITY OF MORGAN KEEGAN & COMPANY, INC. Morgan Keegan shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but shall be indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence or willful misconduct. Morgan Keegan shall be entitled to rely on and may act upon the reasonable advice of the Fund's auditors or of counsel (who may be counsel of the Fund) on all matters, and shall not be liable for any action reasonably taken or omitted pursuant to such advice.

      In addition, Morgan Keegan shall not be liable for any loss of data or any delay in its performance under this Agreement to the extent such loss or delay is due to causes beyond its control, including but not limited to: acts of God, interruption in, loss of or malfunction in power, significant computer hardware or systems software or telephone communication service; acts of civil or military authority; sabotage; war or civil commotion; fire; explosion; or strike beyond delivery of minimum critical services. Morgan Keegan shall use its best efforts to minimize any such loss or delay by all practical means and to replace any lost data promptly. Morgan Keegan agrees not to discriminate against the Fund in favor of any other customer of Morgan Keegan in making computer time and its personnel available to input and process the transactions hereunder when a loss or delay occurs.

Paragraph 10 of the Amended  and  Restated Transfer Agency and Service Agreement
--------------------------------------------------------------------------------
dated August 21, 2000 between the Registrant  and  Morgan Keegan & Company, Inc.
--------------------------------------------------------------------------------
states:
-------

RESPONSIBILITY OF MORGAN KEEGAN; LIMITATION OF LIABILITY. Morgan Keegan shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but the Fund shall indemnify and hold Morgan Keegan harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit brought by any person (including a shareholder naming the Fund as a party) other than the Fund arising out of, or in connection with, Morgan Keegan's performance of its obligations hereunder, provided, that Morgan Keegan does not act with bad faith, willful misfeasance, reckless disregard of its obligations and duties, or gross negligence.

The Fund shall also indemnify and hold Morgan Keegan harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit (except to the extent contributed to by Morgan Keegan's bad faith, willful misfeasance, reckless disregard of its obligations and duties, or gross negligence) resulting from the negligence of the Fund, or Morgan Keegan's acting upon any instructions reasonably believed by it to have been executed or communicated by any person duly authorized by the Fund, or as a result of Morgan Keegan's acting in reliance upon advice reasonably believed by Morgan Keegan to have been given by counsel for the Fund, or as a result of Morgan Keegan's acting in reliance upon any instrument reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

In no event shall Morgan Keegan be liable for indirect, special, or consequential damages (even if Morgan Keegan has been advised of the possibility of such damages) arising from the obligations assumed hereunder and the services provided for by this Agreement, including but not limited to lost profits, loss of use of the shareholder accounting system, cost of capital, cost of substitute facilities, programs or services, downtime costs, or claims of the Fund's shareholders for such damage.

Paragraph 14 of the Custodian Agreement between the Registrant  and State Street
--------------------------------------------------------------------------------
Bank and Trust Company states:
------------------------------

SECTION 14. RESPONSIBILITY OF CUSTODIAN. So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall be without liability to the Fund and the Portfolios for any loss, liability, claim or expense resulting from or caused by anything which is (A) part of Country Risk (as defined in Section 3 hereof), including without limitation nationalization, expropriation, currency restrictions, or acts of war, revolution, riots or terrorism, or (B) part of the "prevailing country risk" of the Portfolios, as such term is used in SEC Release Nos. IC-22658; IS-1080 (May 12, 1997) or as such term or other similar terms are now or in the future interpreted by the SEC or by the staff of the Division of Investment Management thereof.

Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, or other similar events or acts; (ii) errors by the Fund or the Investment Advisor in their instructions to the Custodian provided such instructions have been in accordance with this Agreement; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, the Fund, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (vii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian (as defined in Section 4 hereof) to the same extent as set forth with respect to sub-custodians generally in this Agreement.

If the Fund on behalf of a Portfolio requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable for the payment of money or incurring liability of some other form, the Fund on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

If the Fund requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

In no event shall the Custodian be liable for indirect, special or consequential damages.


ITEM 16.  EXHIBITS
--------  --------

(1)   (a) Articles of Incorporation dated October 21, 1998.(1)
      (b) Amendment to Articles of Incorporation dated January 12, 1999.(2)
      (c) Amendment to Articles of Incorporation dated July 21, 2000.(3)
      (d) Amendment to Articles of Incorporation dated August 21, 2000.(4)
      (e) Articles of Amendment dated February 28, 2002.(6)
      (f) Articles   Supplementary  to  the  Articles  of  Incorporation  dated
          September 13, 2002.(6)
      (g) Articles Supplementary to the Articles of Incorporation dated October 25, 2004.(8)
      (h) Articles Supplementary to the Articles of Incorporation dated November 8, 2004.(7)
      (i) Articles Supplementary to the Articles of Incorporation dated October 9, 2005.(11)

(2)   (a) By-laws(2)
      (b) Amendment to Bylaws.(4)
      (c) Amendment to Bylaws.(5)

(3)   Voting Trust Agreements - None

(4) Form of Agreement and Plan of Reorganization and Termination; filed as Appendix A to the Combined Proxy Statement and Prospectus set forth as Part A to the Registration Statement on Form N-14.

(5)   Instruments Defining Rights of Security Holders
      (a) Articles Sixth, Seventh, Eighth and Twelfth of the Articles of Incorporation.(1)
      (b) Articles II, VIII and XI of the Bylaws.(2)

(6) (a) Advisory Agreement dated September 1, 2005 between Registrant and Morgan Asset Management, Inc. with respect to Regions Morgan Keegan Select Short Term Bond Fund.(12)

(7) (a) Underwriting Agreement dated February 18, 2005 between Registrant and Morgan Keegan & Company, Inc. with respect to Regions Morgan Keegan Select Short Term Bond Fund.(10)

(8)   Bonus or Profit Sharing Contracts - none.

(9) Custodian Agreement between Registrant and State Street Bank & Trust Company.(9)

(10) (a) Distribution Plan dated February 18, 2005 pursuant to Rule 12b-1 for Class A Shares.(10)

      (b) Distribution Plan dated March 15, 1999 pursuant to Rule 12b-1 for Class C Shares.(4)
           (i) Distribution Fee Addendum dated August 22, 2005 for Class C Shares.(10)

      (c) Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 as amended August 22, 2005.(10)

(11) Legal Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP regarding the legality of the securities being registered (previously filed).

(12) Legal Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP as to tax matters. (To be filed by amendment.)

(13) (a) Amended and Restated Transfer Agency and Service Agreement dated August 21, 2000 between Registrant and Morgan Keegan & Company, Inc.
          (4)

           (i) Amendment No. 1 to the Amended and Restated Transfer Agency and Services Agreement dated August 19, 2002 between Registrant and Morgan Keegan & Company, Inc. (6)

           (ii) Amended Exhibit A dated October 29, 2005 and Amended Exhibit B dated October 29, 2005 to the Amended and Restated Transfer Agency Agreement. (12)

      (b) Fund Accounting Service Agreement dated July 1, 2005 between Registrant and Morgan Keegan & Company, Inc.(10)

           (i) Exhibit A dated July 1, 2005 and Exhibit B dated July 1, 2005 to the Fund Accounting Services Agreement. (12)

(14)  Accountants' Consents of PricewaterhouseCoopers LLP (filed herewith).

(15)  Omitted Financial Statements - none.

(16)  Powers of Attorney (previously filed).

(17)  (a)  Revised  Code  of Ethics for Morgan Keegan Select Fund, Inc., revised
           April 2006. (12)

      (b) Revised Code of Ethics for Morgan Keegan & Co., Inc. and Morgan Asset Management, Inc., revised June 2006. (12)

(1) Incorporated by reference to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 27, 1998.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on January 21, 1999.

(3) Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on August 17, 2000.

(4) Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 30, 2000.

(5) Incorporated by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 26, 2001.

(6) Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 28, 2002.

(7) Incorporated by reference to the Registrant's Registration Statement on Form N-14, SEC File No. 333-121018, filed on December 6, 2004.

(8) Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 28, 2004.

(9) Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 28, 1999.

(10)  Incorporated by reference to Post-Effective Amendment No. 17 to the

      Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on September 1, 2005.

(11) Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 31, 2005.

(12) Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on August 31, 2006.

ITEM 17.  UNDERTAKINGS
--------  ------------

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed Reorganizations as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

                                   SIGNATURES

As required by the Securities Act of 1933, as amended (the "1933 Act"), this Pre-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of Memphis, State of Tennessee, on the 24th of July, 2007.


                                           Morgan Keegan Select Fund, Inc.

                                        By:
                                           /s/ Brian B. Sullivan
                                           ---------------------
                                           Brian B. Sullivan*
                                           President

As required by the 1933 Act, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

 Signature                                  Title                 Date
 ---------                                  -----                 ----

 /s/ Brian B. Sullivan                    President           July 24, 2007
 ---------------------          (Principal Executive Officer)
 Brian B. Sullivan  *

 /s/ Allen B. Morgan, Jr.                 Director            July 24, 2007
 ------------------------
 Allen B. Morgan, Jr.*

 /s/ J. Thompson Weller                   Treasurer           July 24, 2007
 ----------------------          (Principal Financial Officer)
 J. Thompson Weller

 /s/ J. Kenneth Alderman                  Director            July 24, 2007
 -----------------------
 J. Kenneth Alderman*

 /s/ Jack R. Blair                        Director            July 24, 2007
 -----------------
 Jack R. Blair*

/s/ Albert C. Johnson                     Director            July 24, 2007
 -----------------------
   Albert C. Johnson*

 /s/ James Stillman R. McFadden           Director            July 24, 2007
 -------------------------------
 James Stillman R. McFadden*

 /s/ W. Randall Pittman                   Director            July 24, 2007
 ----------------------
 W. Randall Pittman*

 /s/ Mary S. Stone                        Director            July 24, 2007
 -----------------
 Mary S. Stone*

 /s/ Archie W. Willis III                 Director            July 24, 2007
 ------------------------
 Archie W. Willis III*


*Signed by J. Thompson Weller, Attorney-in-Fact, pursuant to Power of Attorney.

                                 EXHIBIT INDEX

EXHIBIT NUMBER   DESCRIPTION OF EXHIBIT
--------------   ----------------------

(14)             Accountants' Consents of PricewaterhouseCoopers LLP.